                                                                  Exhibit 10.165

                                    FORM OF

                         AIRBUS A350 PURCHASE AGREEMENT

                         Dated as of September 27, 2005

                                     between

                                 AVSA, S.A.R.L.,

                                                                          Seller

                                       and

                US AIRWAYS, INC., AMERICA WEST AIRLINES, INC. and
                             US AIRWAYS GROUP, INC.

                                                                          Buyers

                            [Subject to Completion]


                          PRIVILEGED AND CONFIDENTIAL

                                    CONTENTS

CLAUSES                   TITLE
-------      ----------------------------------
 0           DEFINITIONS

 1           SALE AND PURCHASE

 2           SPECIFICATION

 3           PRICE

 4           PRICE REVISION

 5           PAYMENT TERMS

 6           INSPECTION

 7           CERTIFICATION

 8           TECHNICAL ACCEPTANCE

 9           DELIVERY

10           EXCUSABLE DELAY AND TOTAL LOSS

11           INEXCUSABLE DELAY

12           WARRANTIES AND SERVICE LIFE POLICY

13           PATENT AND COPYRIGHT INDEMNITY

14           TECHNICAL DATA

15           SELLER REPRESENTATIVES

16           TRAINING AND TRAINING AIDS

17           SUPPLIER PRODUCT SUPPORT

18           BUYER FURNISHED EQUIPMENT

                           PRIVILEGED AND CONFIDENTIAL

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

CLAUSES                       TITLE
-------      --------------------------------------
19           INDEMNITIES AND INSURANCE

20           ASSIGNMENTS AND TRANSFERS

21           TERMINATION EVENTS

22           MISCELLANEOUS PROVISIONS

23           CERTAIN REPRESENTATIONS OF THE PARTIES

EXHIBITS
-----------
EXHIBIT A-1       A350-800 STANDARD SPECIFICATION

EXHIBIT A-2       A350-900 STANDARD SPECIFICATION

EXHIBIT B-1       SCN FORM

EXHIBIT B-2       MSCN FORM

EXHIBIT C         SELLER SERVICE LIFE POLICY

EXHIBIT D         CERTIFICATE OF ACCEPTANCE

EXHIBIT E         BILL OF SALE

EXHIBIT F         TECHNICAL DATA AND SOFTWARE SERVICES

EXHIBIT G         SELLER PRICE REVISION FORMULA

EXHIBIT H         TERMS AND CONDITIONS FOR LICENSE FOR USE OF SOFTWARE

                           PRIVILEGED AND CONFIDENTIAL

                               PURCHASE AGREEMENT

This Agreement is made this 27th day of September 2005

between
            AVSA, S.A.R.L, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at

            2, rond-point Maurice Bellonte
            31700 Blagnac, France

            (hereinafter referred to as the "SELLER")

and
            US Airways, Inc., America West Airlines, Inc. and US Airways Group, Inc., each a corporation organized and existing under the laws of the State of Delaware, United States of America, and each having its principal corporate offices located at 4000 East Sky Harbor Boulevard, Phoenix, AZ 85034 (each hereinafter referred to as a "BUYER" and, collectively, the "BUYERS").

WHEREAS, the Buyers wish to purchase and the Seller is willing to sell twenty
(20) Airbus A350 model aircraft, on the terms and conditions herein provided;
and

WHEREAS, the Seller is a sales subsidiary of Airbus S.A.S. and will purchase such aircraft from Airbus S.A.S. for resale to the Buyers,

NOW THEREFORE IT IS AGREED AS FOLLOWS:

                           PRIVILEGED AND CONFIDENTIAL

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

0     DEFINITIONS

      For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

      A350 Aircraft - any or all of the Airbus A350-800 Aircraft or A350-900 Aircraft.

      A350-800 Aircraft - any or all of the Airbus A350-800 model aircraft to be purchased by the Seller and sold to the Buyers pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon.

      A350-900 Aircraft - any or all of the Airbus A350-900 model aircraft to be purchased by the Seller and sold to the Buyers pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon.

      A350-800 Specification - the A350-800 Standard Specification, as amended from time to time in accordance with this Agreement.

      A350-800 Standard Specification - the A350-800 standard specification document number G.000.08000, Issue B, dated June 30, 2005, published by the Manufacturer, which includes a maximum take-off weight ("MTOW") of 245 metric tons, a copy of which is annexed as Exhibit A-1.

      A350-900 Specification - the A350-900 Standard Specification, as amended from time to time in accordance with this Agreement.

      A350-900 Standard Specification - the A350-900 standard specification document number G.000.09000, Issue B, dated June 30, 2005, published by the Manufacturer, which includes an MTOW of 245 metric tons, a copy of which is annexed as Exhibit A-2.

      Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, but not, in the case of AVSA or the Manufacturer, any of the Associated Contractors.

      Agreement - this Airbus A350 purchase agreement dated as of the date hereof, including exhibits and appendices attached hereto as the same may be amended or modified and in effect from time to time.

      Aircraft - any or all of the A350 Aircraft for which the delivery schedule is set forth in Clause 9.1.1 hereof and any or all of any other aircraft to be firmly sold by the Seller and firmly purchased by the Buyers pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

                           PRIVILEGED AND CONFIDENTIAL

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

      Airframe- any Aircraft, excluding the Propulsion Systems therefor.

      ANACS - Airbus North America Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having an office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

      Associated Contractors - collectively, the following:

      (1) Airbus France S.A.S., whose principal office is at 316, route de Bayonne
            31060 Toulouse, France

      (2) Airbus UK Ltd, whose principal office is at New Filton House, Filton
            Bristol, BS 997AR, Great Britain

      (3) Airbus Espana S.L., whose principal office is at Plaza de John Lennon N(degrees) 2, s/n Getafe
            28096 Madrid, Spain

      (4) Airbus Deutschland GmbH, whose principal office is at Kreetslag 10
            21129 Hamburg, Germany

      ATA Specification 100 - the specification issued by the Air Transport Association of America relating to manufacturers' technical data.

      ATA Specification 101 - the specification issued by the Air Transport Association of America relating to ground equipment technical data.

      ATA Specification 102 - the specification issued by the Air Transport Association of America relating to software programs.

      ATA Specification 200 - the specification issued by the Air Transport Association of America relating to integrated data processing.

      ATA Specification 300 - the specification issued by the Air Transport Association of America relating to the packaging of spare parts shipments.

      ATA Specification 2000 - the specification issued by the Air Transport Association of America relating to an industry-wide communication system linking suppliers and users for the purposes of spares provisioning, purchasing, order administration, invoicing and information or data exchange.

                           PRIVILEGED AND CONFIDENTIAL

      ATA Specification 2100 - the specification issued by the Air Transport Association of America relating to the standards for the presentation of technical information prepared as digital media (magnetic tape or CD ROM).

      ATA Specification 2200 - the specification issued by the Air Transport Association of America relating to the preparation of technical documentation in support of aircraft maintenance.

      ATSB - The Air Transportation Stabilization Board.

      Aviation Authority - when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

      Balance of the Final Contract Price - means the amount payable by the Buyers to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyers, or any of them, in respect of such Aircraft on or before the Delivery Date for such Aircraft.

      Base Price - as defined in Clause 3.1.

      Buyer Furnished Equipment or BFE - for any Aircraft, all the items of equipment that will be furnished by the Buyers and installed in the Aircraft by the Seller pursuant to Clause 18, as listed in the Specification.

      Certificate of Acceptance - as defined in Clause 8.3.

      Change in Law - as defined in Clause 7.3.1.

      Customer Originated Changes or COC - data originating from the Buyers, or any of them, that are introduced into Seller's Technical Data and Documentation, as more completely set forth in Clause 14.9.

      Delivery - the transfer of title to the Aircraft from the Seller to the Designated Buyers.

      Delivery Date - the date on which Delivery occurs.

      Delivery Location - the facilities of the Manufacturer at the location of final assembly of the Aircraft, which is currently at the works of Airbus France S.A.S. works in Toulouse, France.

      Designated Buyer - as defined in Clause 9.

      Development Changes - as defined in Clause 2.1.4.

                           PRIVILEGED AND CONFIDENTIAL

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

      DGAC - the Direction Generale de l'Aviation Civile of France, or any successor agency thereto.

      EASA-European Aviation Safety Agency or any successor agency thereto.

      Excusable Delay - as defined in Clause 10.1.

      Export Certificate of Airworthiness - an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

      FAA - the U.S. Federal Aviation Administration, or any successor agency thereto.

      Final Contract Price - as defined in Clause 3.2.

      Free Carrier or FCA - as defined in Incoterms 2000: ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce.

      In-house Warranty Labor Rate - as defined in Clause 12.1.8(v).

      In-house Warranty Repair - as referred to in Clause 12.1.8.

      Initial Payment- each of the initial payment amounts described in Clause 5.3.

      Interface Problem - as defined in Clause 12.4.1.

      LIBOR - the London Interbank Offered Rate determined on the basis of the offered rates for deposits in US dollars for each stated interest period (or for six-month deposits in US dollars if no interest period is stated), which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the second Working Day prior to the start of the relevant interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest one-hundred thousandth of a basis point. If fewer than two (2) offered rates appear, the rate for that interest period will be "LIBOR" as quoted by National Westminster Bank, plc or any successor thereto. "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or any successor to such page or service).

      Manufacturer - Airbus S.A.S., societe par actions simplifiee, of the Republic of France.

      Manufacturer Specification Change Notice or MSCN -as defined in Clause 2.1.3.

      Predelivery Payment - any of the payments made in accordance with Clause 5.2.

      Predelivery Payment Reference Price - as defined in Clause 5.2.2.

                           PRIVILEGED AND CONFIDENTIAL

      Propulsion Systems - the two (2) General Electric GEnx-1A72 powerplants installed on an Aircraft or to be installed on an Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by General Electric.

      Ready for Delivery - with respect to any Aircraft, the term applicable to such Aircraft when (i) the Technical Acceptance Process has been successfully completed for such Aircraft and (ii) the Export Certificate of Airworthiness has been issued therefor.

      Resident Customer Support Representative - as set forth in Clause 15.2.1.

      Scheduled Delivery Month - as defined in Clause 9.1.1.

      SCN - as set forth in Clause 2.1.2

      Seller Price Revision Formula - as set forth in Exhibit G.

      Service Life Policy - as set forth to in Clause 12.2.

      Software Products - software, whether bundled with data or not, specifically designed to provide the Buyers with certain maintenance and operation capabilities further detailed in the ANACS Customer Support Catalog.

      Specification - collectively or individually, as applicable, the A350-800 Specification or A350-900 Specification.

      Specification Change Notice or SCN - as defined in Clause 2.1.2.

      Supplier - any supplier of Supplier Parts.

      Supplier Part - any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion Systems or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.

      Supplier Product Support Agreement - an agreement between the Manufacturer and a Supplier containing enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).

      Technical Data - as set forth in Exhibit F.

      Technical Acceptance Process - as defined in Clause 8.1.1.

      Termination Event - as defined in Clause 21.1.

      Training Conference - as defined in Clause 16.4.1.

                           PRIVILEGED AND CONFIDENTIAL

      Type Certificate - as defined in Clause 7.1.

      Warranted Part - as defined in Clause 12.1.1.

      Warranty Claim - as defined in Clause 12.1.7(v).

      Working Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

      The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular in this Clause will apply to plurals of the same words.

      Except for the purposes of and as provided in Clause 22.10, references in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.

      Except for the preceding sentence, each agreement defined in this Clause 0 will include all appendices, exhibits and schedules to such agreement. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement will be to such agreement as so amended, restated, supplemented or modified.

      References in this Agreement to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative.

      Technical and trade terms used but not defined herein will be defined as generally accepted in the airline and/or aircraft manufacturing industries or as otherwise described.

                           PRIVILEGED AND CONFIDENTIAL

1     SALE AND PURCHASE

      The Seller will cause to be manufactured and will sell and deliver, and the Buyer will purchase (from the Seller) and take delivery of the Aircraft, subject to the terms and conditions in this Agreement.

                           PRIVILEGED AND CONFIDENTIAL

2      SPECIFICATION

2.1    Specification Documents

2.1.1 The Aircraft will be manufactured in accordance with the applicable Specification.

2.1.2  Specification Change Notice

       The Specification may be amended in writing by the Buyers and the Seller by a Specification Change Notice in substantially the form set out in Exhibit B-1 (each, an "SCN"). An SCN will set out the SCN's effectivity and the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Scheduled Delivery Month of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment, if any, will be specified in the SCN. SCNs will not be binding on either party until signed by persons duly authorized by each of the Buyers and the Seller, but upon being so signed, will constitute amendments to this Agreement.

2.1.3  [AS AGREED BY THE PARTIES]

2.1.4  Development Changes

       As stated in Clause 2.1.3, changes may be made by the Seller without the Buyers' consent when changes to the Aircraft that do not adversely affect price, Scheduled Delivery Month, weight of the Aircraft affected thereby, performance, interchangeability requirements or replaceability requirements of the Specifications of the Aircraft affected thereby are deemed by the Seller to be necessary to improve the Aircraft affected thereby, prevent delay or ensure compliance with this Agreement ("DEVELOPMENT CHANGES"). Development Changes will be made by either an MSCN or a manufacturer's information document prior to Delivery of the relevant Aircraft.

2.2    Customization Milestones Chart

       Within a reasonable period after signature of this Agreement, the Seller will provide the Buyers with a chart called the "Customization Milestones Chart," defining the lead times before Delivery needed for agreeing on items requested by the Buyers from the Standard Specifications and Configuration Guides CD-ROM.

2.3    Propulsion Systems

       Each Airframe will be equipped with a set of Propulsion Systems. Each Airframe will be equipped with nacelles and thrust reversers.

                          PRIVILEGED AND CONFIDENTIAL
                                                                              11

3      PRICE

3.1    Base Price of the Aircraft

3.1.1  Aircraft

3.1.1. The Base Price of each A350-800 Aircraft is the sum of

       (i)    [AS AGREED BY THE PARTIES]

       (ii)   [AS AGREED BY THE PARTIES]

3.1.2  The Base Price of each A350-900 Aircraft is the sum of

       (i)    [AS AGREED BY THE PARTIES]

       (ii)   [AS AGREED BY THE PARTIES]

3.2    The Final Contract Price of an Aircraft will be the sum of:

       (i) the Base Price of the applicable Aircraft, adjusted to the Delivery Date of such Aircraft in accordance with the Seller Price Revision Formula, [AS AGREED BY THE PARTIES]

       (ii) the price of any SCNs for the Aircraft entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the Seller Price Revision Formula; and

       (iii) any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyers and the Seller relating to the Aircraft.

3.3    Taxes, Duties and Imposts

       [AS AGREED BY THE PARTIES]

3.3.1  [AS AGREED BY THE PARTIES]

3.3.2  [AS AGREED BY THE PARTIES]

3.3.3  [AS AGREED BY THE PARTIES]

3.3.4  [AS AGREED BY THE PARTIES]

                          PRIVILEGED AND CONFIDENTIAL

4      PRICE REVISION

       [AS AGREED BY THE PARTIES] the Base Price of the Aircraft is subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula.

                          PRIVILEGED AND CONFIDENTIAL

5      PAYMENT TERMS

5.1 The Buyers will, jointly and severally, pay the Predelivery Payments, the Balance of the Final Contract Price and any other amount due hereunder in immediately available funds in United States dollars to the Seller's account with CALYON New York, 1301 Avenue of the Americas, New York, or to such other account within the United States as may be designated by the Seller.

5.2    Predelivery Payments

5.2.1 Predelivery Payments are nonrefundable and will be paid by the Buyers, jointly and severally, to the Seller for each Aircraft. [AS AGREED BY THE PARTIES]. The aggregate Predelivery Payment amount is thirty percent (30%) of the Predelivery Payment Reference Price.

5.2.2  The Predelivery Payment Reference Price is:

          A =     Pb (1 + 0.04N)

          where

          A = the Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T.

          Pb =    the Base Price of the Aircraft.

          N  =    (T - 2005).

          T  =    the year of delivery of the relevant Aircraft.

5.2.3  Predelivery Payments will be paid according to the following schedule.

                                                                          Percentage of Predelivery
                                                                                   Payment
Payment Date                                                                   Reference Price
------------                                                                   ---------------
1st Payment          On signature of this Agreement                      [AS AGREED BY THE PARTIES]

                     No later than the first Working Day of the following months:

2d Payment           The thirty-sixth (36th) month before the            [AS AGREED BY THE PARTIES]
                     Scheduled Delivery Month of each
                     Aircraft as set forth in this Agreement

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

                                                                          Percentage of Predelivery
                                                                                   Payment
Payment Date                                                                   Reference Price
------------                                                                   ---------------
3d Payment           The twenty-fourth (24th) month before
                     the Scheduled Delivery Month of each                                     5%
                     Aircraft as set forth in this Agreement

4th Payment          The eighteenth (18th) month before the                                   5%
                     Scheduled Delivery Month of each
                     Aircraft as set forth in this Agreement

5th Payment          The twelfth (12th) month before the                                      5%
                     Scheduled Delivery Month of each
                     Aircraft as set forth in this Agreement

6th Payment          The sixth (6th) month before the                                         5%
                     Scheduled Delivery Month of each
                     Aircraft as set forth in this Agreement

TOTAL PAYMENT PRIOR TO DELIVERY                                                              30%

       All Predelivery Payments that are past due on signature of this Agreement will be paid at signature of this Agreement.

5.2.4 The Seller will be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to the obligation to deduct Predelivery Payments from the Final Contract Price when calculating the Balance of the Final Contract Price. The Seller will be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller's funds.

5.2.5  SCN Predelivery Payment

       [AS AGREED BY THE PARTIES]

       (i)    For each such SCN executed before the first day of the eighteenth
              (18th) month before the Scheduled Delivery Month, the Buyers will, jointly and severally, make a Predelivery Payment equal to fifteen percent (15%) of the SCN price. This Predelivery Payment will be paid on the first day of the twelfth (12th) month before the Scheduled Delivery Month.

       (ii) For each such SCN executed after the first day of the eighteenth month (18th) and before the first day of the twelfth (12th) month before the Scheduled Delivery Month, this Predelivery Payment will amount to thirty percent (30%) of the SCN price, and for each SCN executed after the first day of the twelfth (12th) month and before the first day of the ninth (9th) month before the Scheduled Delivery Month this payment will amount to fifty percent (50%) of the SCN price. These payments will be paid on the first day of the sixth (6th) month before the Scheduled Delivery Month.

                          PRIVILEGED AND CONFIDENTIAL

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

5.3    Initial Payment

       [AS AGREED BY THE PARTIES]

5.4    Payment of Balance of the Final Contract Price

       Concurrent with each Delivery, the Buyers will, jointly and severally, pay to the Seller the Balance of the Final Contract Price for the applicable Aircraft. The Seller's receipt of the full amount of all Predelivery Payments and of the Balance of the Final Contract Price, including any amounts due under Clause 5.6, will be a condition precedent to the Seller's obligation to deliver such Aircraft to the Designated Buyer.

5.5    Payment Setoff

       Notwithstanding any other rights the Seller may have at contract or at law, the Buyers and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between any Buyer or any of their respective Affiliates and the Seller or any of its Affiliates and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by such Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyers hereunder against such unpaid amount. The Seller will promptly notify the Buyers in writing after such debiting and application.

5.6    Overdue Payments

       If any payment due the Seller is not received by the Seller on the date or dates agreed on between the Buyers and the Seller, the Seller will have the right to claim from the Buyers and the Buyers will promptly pay to the Seller on receipt of such claim [AS AGREED BY THE PARTIES] the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller, on the basis of a 360-day year and the actual number of days elapsed. The Seller's right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.7    Proprietary Interest

       Notwithstanding any provision of law to the contrary, none of the Buyers will, by virtue of anything contained in this Agreement (including, without limitation, the making of any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refer) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.8    Payment in Full

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

       The Buyers' obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that any Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. Each Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if any Buyer is compelled by law to make any such deduction or withholding, the Buyers will, jointly and severally, pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

                          PRIVILEGED AND CONFIDENTIAL

6      INSPECTION

6.1    Inspection Procedures

6.1.1 All work to be carried out on the Aircraft and all materials and parts thereof will be open to inspection during business hours by duly authorized representatives of the Buyers or their designee at the respective works of the Associated Contractors and, if possible, at the works of their respective subcontractors. These representatives will have access to such relevant technical data as are reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Associated Contractors or their subcontractors. The procedures for such inspections will be agreed on with the Buyers before any inspection. The Seller will ensure that such personnel will be available at all reasonable times during business hours as described above.

6.1.2 All inspections, examinations and discussions with the Seller's, the Associated Contractors' or their respective subcontractors' engineering or other personnel by the Buyers and their representatives will be performed in such a manner as not to delay or hinder either the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will any of the Buyers or the representatives of any of them be permitted to inspect any aircraft other than the Aircraft. The Seller will not permit and will cause the Manufacturer not to permit, any representatives, employees, agents or personnel of any airline or customer of the Seller other than the Buyers to inspect, or to have access to the Aircraft or any designs or specifications relating thereto, without the prior written consent of the Buyers.

6.2    Representatives

       For the purposes of Clause 6.1, starting at a mutually agreed date until Delivery of the last Aircraft, the Seller will furnish free-of-charge secretarial assistance and suitable space, office equipment and facilities in or conveniently located with respect to the Delivery Location for the use of not more than four (4) representatives of the Buyers during the aforementioned period. The Seller will provide internet access, electronic mail, facsimile and a telephone at the Buyers' cost to be invoiced on a monthly basis.

6.3 The Seller will or will cause the Manufacturer to correct or otherwise resolve any deviations from the Specification discovered during any inspection or examination conducted under this Clause 6.

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7      CERTIFICATION

       Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1    Type Certification

       A type certificate will have been issued by each of EASA and the FAA in the transport category (each, a "TYPE CERTIFICATE") prior to Delivery of the first Aircraft.

7.2    Export Certificate of Airworthiness

       Subject to the provisions of Clause 7.3, each Aircraft will be delivered to the Buyers with an Export Certificate of Airworthiness issued by the DGAC or EASA, as applicable, and in a condition enabling the Buyers (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service Food and Drug Administration. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to any Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyers' routes, except as may be provided pursuant to Clause 7.3, whether before, at or after Delivery of any Aircraft.

7.3    Additional FAA Requirements

       [AS AGREED BY THE PARTIES]

7.4    Additional EASA Requirements

       [AS AGREED BY THE PARTIES]

7.4.4 Notwithstanding the provisions of Clauses 7.4.3, if a Change in Law relates to an item of BFE or to the Propulsion Systems (including to engine accessories, quick engine change units or thrust reversers) the costs relating thereto will be borne in accordance with such arrangements as may be made separately between the Buyers and the manufacturer of the BFE or the Propulsion Systems, as applicable, and the Seller will have no obligation with respect thereto.

7.5    Specification Changes After Delivery

       Nothing in Clause 7.4 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause

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       7.4. Any such changes or modifications made to an Aircraft after it is
       Ready for Delivery will be at the Buyers' expense.

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8      BUYER'S TECHNICAL ACCEPTANCE

8.1    Technical Acceptance Process

8.1.1 Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller, [AS AGREED BY THE PARTIES] (the "TECHNICAL ACCEPTANCE PROCESS"). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the applicable Specification. Should it be established that the Aircraft fails to complete the Technical Acceptance Process satisfactorily, the Seller will without hindrance from the Buyers be entitled to and will carry out any necessary changes to correct the reason for such failure and, as soon as practicable thereafter, resubmit the Aircraft in order to complete the Technical Acceptance Process.

8.1.2  The Technical Acceptance Process will

       (i)    start on a date notified by the Seller to the Buyers at least ten
              (10) days in advance,

       (ii)   take place at the Delivery Location,

       (iii)  be carried out by the personnel of the Seller,

       (iv)   include a technical acceptance flight that will not exceed three
              (3) hours, and

       (v)    conclude in nine (9) Working Days.

8.2    Buyers' Attendance

8.2.1 The Buyers are entitled to attend and observe the Technical Acceptance Process.

8.2.2 If any of the Buyers attend the Technical Acceptance Process, each of them

       (i) will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within nine (9) Working Days, and

       (ii) may, collectively, have a maximum of four (4) representatives (no more than three (3) of whom will have access to the cockpit at any one time) accompany the Seller's representatives on the technical acceptance flight, during which such Buyers' representatives will comply with the instructions of the Seller's representatives.

8.2.3 If none of the Buyers attends or any of them fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process in compliance with Clause 8.1.1, without such Buyer's attendance, and each of

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       the Buyers will be deemed to have accepted that the Aircraft is functioning satisfactorily and is in compliance with the Specification, in all respects.

8.3    Certificate of Acceptance

       Upon successful completion of the Technical Acceptance Process, each of the Buyers will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the "CERTIFICATE OF ACCEPTANCE"). [AS AGREED BY THE PARTIES]

8.4    Finality of Acceptance

       The Buyers' signature of the Certificate of Acceptance for the Aircraft will constitute waiver by each of the Buyers of any right any of them may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to any of the Buyers at the time of acceptance.

8.5    Aircraft Utilization

       The Seller will, without payment or other liability, be entitled to use the Aircraft [AS AGREED BY THE PARTIES] before Delivery to obtain the certificates required under Clause 7. Such use will not limit the Buyers' obligation to accept Delivery.

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9      DELIVERY

9.1    Delivery Schedule

9.1.1 Subject to any delay contemplated by Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a "SCHEDULED DELIVERY MONTH").

       Scheduled Delivery Month                  Year                 Quantity
                                    [AS AGREED BY THE PARTIES]

9.1.2  [AS AGREED BY THE PARTIES]

9.2. The Buyers will send their representatives to the Delivery Location to take Delivery within seven (7) days after the date on which the Aircraft is Ready for Delivery.

9.2.1 The Seller will transfer title to the Aircraft to [AS AGREED BY THE PARTIES] free and clear of all encumbrances, provided that the Balance of the Final Contract Price has been paid by the Buyers, or any of them, pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. [AS AGREED BY THE PARTIES]

9.2.2 If (i) any Buyer fails to deliver the signed Certificate of Acceptance to the Seller on or before the Delivery Date, or (ii) the Buyers fail pay the Balance of the Final Contract Price for the Aircraft to the Seller on the Delivery Date, then each of the Buyers will be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered pursuant to this Agreement. If such a deemed rejection arises, the Seller will retain title to the applicable Aircraft and the Buyers will, jointly and severally, indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyers' rejection, it being understood that the Seller will be under no duty to store, park, or otherwise protect the Aircraft. These rights of the Seller will be in addition to the Seller's other rights and remedies in this Agreement.

9.3    Flyaway

9.3.1 The Buyers and the Seller will cooperate to obtain any licenses that may be required by the relevant Aviation Authority for the purpose of exporting the Aircraft.

9.3.2 All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyers. The Buyers will make direct arrangements with the supplying companies for the fuel and oil required for all delivery flights.

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10     EXCUSABLE DELAY AND TOTAL LOSS

10.1   Scope of Excusable Delay

       Neither the Seller, the Manufacturer, the Associated Contractors, nor any Affiliate of any of the foregoing, will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller's, the Manufacturer's or any Associated Contractor's control or not occasioned by the Seller's, the Manufacturer's or any Associated Contractor's fault or negligence ("EXCUSABLE DELAY"), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Union or the Commission of the European Union or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; inability after due and timely diligence to procure materials, accessories, equipment or parts or to cause a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts; general hindrance in transportation; [AS AGREED BY THE PARTIES]; and
       (iii) any delay caused directly or indirectly by the action or inaction of any Buyer.

10.2   Consequences of Excusable Delay

10.2.1 If an Excusable Delay occurs,

       (a) the Seller will

              (i) notify the Buyers of such Excusable Delay as soon as practicable after becoming aware of the same;

              (ii) not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

              (iii) not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by any of the Buyers; and

              (iv) subject to the provisions of Subclause 10.3 below, as soon as practicable after the removal of the cause of such Excusable Delay, resume performance of its obligations under this Agreement and notify the Buyers of the revised Scheduled Delivery Month; and

       (b) [AS AGREED BY THE PARTIES]

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10.3   Termination on Excusable Delay

10.3.1 If any Delivery is delayed as a result of an Excusable Delay for a period of [AS AGREED BY THE PARTIES] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice the other party [AS AGREED BY THE PARTIES] after [AS AGREED BY THE PARTIES]

10.3.2 If the Seller has not exercised its right to terminate pursuant to Subclause 10.3.1 herein and if the Seller notifies the Buyers of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv), in respect of a delay in Delivery of an Aircraft of [AS AGREED BY THE PARTIES], then the Buyers may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party [AS AGREED BY THE PARTIES] after the Buyers' receipt of the notice of a revised Scheduled Delivery Month. Any termination pursuant to this Clause 10.3.2 as to an Aircraft will discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft, except that the Seller will [AS AGREED BY THE PARTIES] of such termination pay to an account designated by each of the Buyers in writing an amount equal to all Predelivery Payments made by the Buyers, or any of them, in respect of such Aircraft, provided that none of the Buyers is in default under this Agreement or any other agreement with the Seller and/or its Affiliates.

10.3.3 If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller and the Buyers will mutually agree upon a new Scheduled Delivery Month after the [AS AGREED BY THE PARTIES] period referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Clause 9.1.1.

10.4   Total Loss, Destruction or Damage

       If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair ("TOTAL LOSS"), the Seller will notify the Buyers to this effect within [AS AGREED BY THE PARTIES]of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyers and the Scheduled Delivery Month will be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft. However, if the Scheduled Delivery Month is extended to a month [AS AGREED BY THE PARTIES], then this Agreement will terminate with respect to said Aircraft unless:

       (i) each of the Buyers notifies the Seller within [AS AGREED BY THE PARTIES] of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller's notice; and

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       (ii)   the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month.

         Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft. Any termination pursuant to this Clause 10.4 as to a particular Aircraft will discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft, except that the Seller will [AS AGREED BY THE PARTIES]of such termination pay to an account designated by each of the Buyers in writing an amount equal to all Predelivery Payments made by the Buyers, or any of them, in respect of such Aircraft, provided that none of the Buyers is in default under this Agreement or any other agreement with the Seller and/or its Affiliates.

10.5   REMEDIES

       THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYERS FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. NONE OF THE BUYERS WILL BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED DIRECTLY OR INDIRECTLY BY THE NEGLIGENCE OR FAULT OF ANY BUYER OR ITS REPRESENTATIVES.

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11       INEXCUSABLE DELAY

11.1     Liquidated Damages

11.1.1   If

                  [AS AGREED BY THE PARTIES]

         then such delay will be termed an "INEXCUSABLE DELAY." In the event of an Inexcusable Delay, [AS AGREED BY THE PARTIES]

11.1.2   If

                  (y) an Aircraft is not Ready for Delivery [AS AGREED BY THE PARTIES]

11.2     Renegotiation

         If, as a result of an Inexcusable Delay, Delivery does not occur [AS AGREED BY THE PARTIES] after the last day of the Scheduled Delivery Month, the Buyers will have the right, exercisable by written notice given by each of them to the Seller [AS AGREED BY THE PARTIES]to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyers during such renegotiation, the said renegotiation will not prejudice the Buyers' right to receive liquidated damages in accordance with Clause 11.1.

11.3     Termination

         If, as a result of an Inexcusable Delay, Delivery does not or cannot occur [AS AGREED BY THE PARTIES]and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then the Buyers collectively, on the one hand, and the Seller, on the other, will have the right, exercisable by written notice to the other party, given [AS AGREED BY THE PARTIES] to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, except that the Seller will pay to an account designated in a writing signed by each of the Buyers any amounts due pursuant to Clause 11.1 and will pay such account [AS AGREED BY THE PARTIES]

11.4     Setoff Payments

         Notwithstanding anything to the contrary contained herein, before being required to make any payments under Clauses 11.1 or 11.3 above, the Seller will have the right to apply any and all sums previously paid by the Buyers, or any of them, to the Seller with respect to an Aircraft as to which this Agreement has been terminated to the payment of any

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         other amounts that any Buyer or any Affiliate of a Buyer owes to the
         Seller or any Affiliate thereof under any agreement between them.

11.5     REMEDIES

         THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYERS FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND EACH OF THE BUYERS HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. NONE OF THE BUYERS WILL BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY, DIRECTLY OR INDIRECTLY, THE NEGLIGENCE OR FAULT OF ANY BUYER OR ITS REPRESENTATIVES.

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12       WARRANTIES AND SERVICE LIFE POLICY

         The Seller represents and warrants that the Manufacturer has provided to the Seller the Warranty, Service Life Policy, Supplier Warranties and Interface Commitment with respect to the Aircraft that are reproduced below between the words QUOTE and UNQUOTE, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) set forth below. The Seller hereby assigns to the Buyers, and each of the Buyers hereby accepts, all of the Seller's rights and obligations as the "Buyer" under the said Warranty, Service Life Policy, Supplier Warranties and Interface Commitment, and the Seller subrogates the Buyers to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller, (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof, and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of each of the Buyers.

QUOTE

12.1     WARRANTY

12.1.1   Nature of Warranty

         Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyers that each Aircraft and each Warranted Part will at the time of Delivery hereunder be free from defects:

         (i)      in material,

         (ii) in workmanship, including, without limitation, processes of manufacture,

         (iii) in design (including, without limitation, selection of materials parts and components) having regard to the state of the art at the date of such design, and

         (iv) arising from failure to conform to the Specification, except as to immaterial deviations from those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

         For the purposes of this Agreement, the term "WARRANTED PART" will mean any Seller proprietary component, equipment, accessory or part that (a) is installed on or incorporated into an Aircraft at Delivery, (b) is manufactured to the detail

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         design of the Seller or a subcontractor of the Seller and (c) bears a part number of the Seller at the time of Delivery.

12.1.2   Exceptions

         The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by any Buyer or the Seller [AS AGREED BY THE PARTIES] that is not a Warranted Part, provided, however, that:

         (i) any defect in the Seller's workmanship in respect of the installation of such items in or on the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

         (ii) any defect inherent in the Seller's design of the installation, considering the state of the art at the date of such design, that impairs the use or function of such items will constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).

12.1.3   Warranty Periods

         The warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within [AS AGREED BY THE PARTIES] after Delivery of the affected Aircraft, (the "WARRANTY PERIOD").

12.1.4.1 Limitations of Warranty

         (i) The Buyers' remedy and the Seller's obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller's expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Warranted Part, [AS AGREED BY THE PARTIES] However, the Seller may furnish a credit to the Buyers, jointly, for the future purchase of goods and services (not including Aircraft) equal to the price at which the Buyers are then entitled to acquire a replacement for the defective Warranted Part.

         (ii) If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the written request of the Buyers the Seller will correct any such defect in any Aircraft that has not already been delivered to the Buyers. The Seller will not be responsible for, nor deemed to be in default on account of, any delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller's undertaking to make such correction. In the alternative, the

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                  Buyers and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by a Buyer at the Seller's expense, or the Buyers may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

         (ii)     [AS AGREED BY THE PARTIES]

12.1.5   Cost of Inspection

         (i) In addition to the remedies set forth in Clauses 12.1.4(i) and 12.1.4(ii), the Seller will reimburse the direct labor costs spent by the Buyers in performing inspections of the Aircraft that are conducted:

                  (a) to determine whether a defect exists in any Warranted Part within the Warranty Period; or

                  (b) pending the Seller's provision of a corrective technical solution.

         (ii) The Seller's liability under Clause 12.1.5(i) is subject to the following conditions:

                  (a) such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

                  (b) the inspections are not performed during a scheduled maintenance check recommended by the Seller's Maintenance Planning Document; the labor rate for the reimbursements will be the In-House Warranty Labor Rate, and

[AS AGREED BY THE PARTIES]

12.1.5   Warranty Claim Requirements

         The Buyers' remedy and the Seller's obligation and liability under this Clause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

         (i) the existence of a defect covered by the provisions of this Clause 12.1,

         (ii) the defect becomes apparent within the Warranty Period, except as provided in Clause 12.1.4(iii),

         (iii) a Buyer submits to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter covered under the provisions of this Clause 12, and that such defect did not result from any act or omission

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                  of any of the Buyers, including but not limited to, any
                  failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause
                  12.1.11 or from any act or omission of any third party,

         (iv) a Buyer returns as soon as practicable the Warranted Part claimed to be defective to the repair facilities designated by the Seller, unless the Buyers elect to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8,

         (v) the Seller receives a "WARRANTY CLAIM" complying with the provisions of Clause 12.1.7(v).

12.1.7   Warranty Administration

         The warranties set forth in Clause 12.1 will be administered as hereinafter provided:

         (i) Claim Determination. Determination as to whether any claimed defect in any Warranted Part entitles the Buyers to a remedy under this Clause 12.1 will be made by the Seller, in consultation with the Buyers, and will be based on claim details, reports from the Seller's regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information.

         (ii)     Transportation Costs. [AS AGREED BY THE PARTIES]

         (iii)    On-Aircraft Work by the Seller. [AS AGREED BY THE PARTIES]

                  [AS AGREED BY THE PARTIES]

         (iv)     Return of an Aircraft. [AS AGREED BY THE PARTIES]

         (v)      Warranty Claim Substantiation. [AS AGREED BY THE PARTIES]

                  (a)      Description of the defect and any action taken

                  (b)      Date of incident and/or removal

                  (c) Description of the Warranted Part claimed to be defective

                  (d)      Part number

                  (e)      Serial number (if applicable)

                  (f) Position on Aircraft, according to Catalog Sequence Number of the Illustrated Parts Catalog, Aircraft Maintenance Manual, Component Maintenance Manual or Structural Repair Manual, as applicable

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                  (g)      Total flying hours or calendar times, as applicable,
                           at the date of appearance of a defect

                  (h) Time since last shop visit at the date of appearance of defect

                  (i) Manufacturer's serial number (MSN) of the Aircraft and/or its registration number

                  (j) Aircraft total flying hours and/or number of landings at the date of appearance of defect

                  (k)      Claim number

                  (l)      Date of claim

                  (m) Date of delivery of an Aircraft or Warranted Part to the Buyer

                  Warranty Claims are to be addressed as follows:

                  Airbus
                  Customer Services Directorate
                  Warranty Administration
                  Rond-Point Maurice Bellonte
                  B.P. 33
                  F-31707 Blagnac Cedex, France

         (vi) Replacements. Replacements made pursuant to this Clause 12.1 will be made within the lead time defined in the Seller's Spare Parts Price Catalog. [AS AGREED BY THE PARTIES] Replaced components, equipment, accessories or parts will become the Seller's property.

                  Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by any of the Buyers to the Seller will at all times remain with such Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which any of the Buyers has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to a Buyer of any item furnished by the Seller to such Buyer as a replacement therefor or on the Seller's issuance of a credit with respect thereto. Upon the Seller's shipment to a Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such component, accessory, equipment or part will pass to such Buyer.

         (vii) Seller's Acceptance and Rejection. [AS AGREED BY THE PARTIES] The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. The Buyers will pay the Seller (a) reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected Warranty Claim, [AS

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

                  AGREED BY THE PARTIES] and (b) all costs incurred by the Seller including transportation to the ANACS Spares Center in Ashburn, VA, insurance, and any other associated costs. [AS AGREED BY THE PARTIES]

         (viii) Inspection. The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1 on reasonable prior written notice to the Buyers and such inspection will not unreasonably interfere with the Buyers' operation and personnel.

12.1.8   In-house Warranty

         (i) Authorization. Each of the Buyers is hereby authorized to repair Warranted Parts, subject to the terms of this Clause
                  12.1.8 ("IN-HOUSE WARRANTY REPAIR"). [AS AGREED BY THE PARTIES] such Buyer will notify the Resident Customer Support Representative of its decision to perform any In-house Warranty Repairs before such repairs are commenced. Such Buyer's notice will include sufficient detail regarding the defect, estimated or actual labor hours and material, as applicable, to allow the Seller to ascertain the reasonableness of the estimate. [AS AGREED BY THE PARTIES] The Seller will use reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization.

         (ii) Conditions of Authorization. The Buyers will be entitled to the benefits under this Clause 12.1.8 for repair of Warranted
                  Parts:

                  [AS AGREED BY THE PARTIES]

         (iii) Seller's Rights. The Seller will have the right to require the delivery to it of any Warranted Part, or any part removed therefrom that is claimed to be defective, if, in the Seller's judgment, the nature of the claimed defect requires technical investigation. Such delivery will be subject to the provisions of Clause 12.1.7(ii).

         Subject to applicable safety rules, the Seller will have the right to have a representative present as an observer during the disassembly, inspection and testing of any Warranted Part claimed to be defective. Such representatives will not unreasonably interfere with the Buyers' operation and personnel.

         (iv) In-house Warranty Claim Substantiation. Claims for In-house Warranty Repair credit will comply with the requirements in Warranty Claims under Clause 12.1.6(v) and in addition, to the extent ascertainable, will include:

                  (a) A report of technical findings with respect to the defect

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                  (b)      For parts required to remedy the defect

                           -        part numbers,

                           -        serial numbers (if applicable),

                           -        description of the parts,

                           -        quantity of parts,

                           -        unit price of parts,

                           - related Seller's or third party's invoices (if applicable),

                           -        total price of parts

                  (c)      Detailed number of labor hours

                  (d)      In-house Warranty Labor Rate

                  (e)      Total claim amount

         (v) Credit. The Buyers' sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty Repair claims, will be a credit to the Buyers' account. Such credit will be equal to the sum of the direct labor cost expended in performing such repair and the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

                  (a) To determine direct labor costs, only the labor hours spent on access, disassembly, inspection, repair, reassembly, and final inspection and test (including flight tests necessary to complete such repair) of the Warranted Part alone will be counted. The hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included.

                  (b)      [AS AGREED BY THE PARTIES]

                  (c) Direct material costs are determined by the prices at which the Buyers, or any of them, acquired such replacement material, excluding any parts and materials used for overhaul furnished free of charge by the Seller.

         (vi) Limitation on Credit. The Buyers will in no event be credited for repair costs (including labor and material) for any Warranted Part if such repair costs exceed, in the aggregate,
                  (x) [AS AGREED BY THE PARTIES]of the Seller's then current catalog price for a replacement of such Warranted Part or (y) those costs that would have resulted if repairs had been carried out at the Seller's facilities.

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

         The Seller will substantiate the costs referred to in Clause 12.1.8(vi)(y) in writing on reasonable request by the Buyers.

         (vii) Scrapped Material. Each of the Buyers may, with the agreement of the Resident Customer Support Representative, scrap any defective Warranted Parts that are beyond economic repair and not required for technical evaluation. If such Buyer does not obtain the written agreement of the Resident Customer Support Representative to scrap a Warranted Part, then such Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either one hundred and[AS AGREED BY THE PARTIES] after the date of completion of repair or [AS AGREED BY THE PARTIES] after submission of a claim for In-house Warranty Repair credit relating thereto, whichever is longer. Such parts will be returned to the Seller within[AS AGREED BY THE PARTIES] of receipt of the Seller's request therefor, at the Seller's expense (including costs relating to the fabrication of a shipping container specifically required for this shipment only.)

         (viii)   DISCLAIMER OF SELLER LIABILITY FOR BUYER'S REPAIR

                  THE SELLER WILL NOT BE LIABLE FOR, AND EACH OF THE BUYERS WILL, JOINTLY AND SEVERALLY, INDEMNIFY THE SELLER AGAINST, CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY ANY OF THE BUYERS UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY ANY OF THE BUYERS UNDER THIS CLAUSE 12.1.8, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF ANY BUYER OR THE SELLER.

12.1.9   Warranty Transferability

         The warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any operator other than a Buyer if the Warranted Part enters into the possession of such operator as a result of a pooling agreement between such operator and a Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.10  Warranty for Corrected, Replacement or Repaired Warranted Parts

         Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, repaired or replaced pursuant to the

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                                                                              36
         terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, will be the remaining portion of the original Warranty Period in respect of such corrected, repaired or replaced Warranted Part. If a defect is attributable to a defective repair or replacement by any of the Buyers, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.11  Standard Airline Operation - Normal Wear and Tear

         The Buyers' rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with FAA regulations and the Buyers' FAA-approved maintenance program and operating procedures.

         The Seller's liability under this Clause 12.1 will not extend to normal wear and tear nor, to the extent caused by any of the following, to:

         (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner inconsistent with the requirements of the applicable Aviation Authority or the aircraft repair manuals, as applicable;

         (ii) any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

         (iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

         The limitations of the Seller's liability under this Clause 12.1.11 resulting from causes described in Clauses 12.1.11(i) and 12.1.11(ii) will apply only to the extent the Seller submits reasonable evidence that the defect arose from or was contributed to by such causes.

12.2     SELLER SERVICE LIFE POLICY

12.2.1   Scope and Definitions

         In addition to the warranties set forth in Clause 12.1, the Seller agrees that, should a Failure occur in any Item (as such terms are defined below), then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

         For the purposes of this Clause 12.2,

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

         (i) "ITEM" means any of the Seller components, equipment, accessories or parts listed in Exhibit C that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Clause 12.2.2;

         (ii)     "FAILURE" means any breakage of, or defect in, an Item that

                  (x)      materially impairs the utility or safety of the Item,

                  (y) did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force, and

                  (z) has occurred or can reasonably be expected to occur, but does not necessarily occur, on a repetitive or fleetwide basis.

         The Seller's obligations under this Clause 12.2 are referred to as the ("SERVICE LIFE POLICY").

12.2.2   Periods and Seller's Undertaking

         Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item within [AS AGREED BY THE PARTIES] on which such Item is installed, the Seller will, at its discretion, as promptly as practicable and for a price that reflects the Seller's financial participation as hereinafter provided:

         (i) design and furnish to the Buyers a terminating correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

         (ii)     replace such Item.

12.2.3   Seller's Participation in the Cost

         Any part or Item that the Seller is required to furnish to the Buyers under this Service Life Policy will be furnished at the Seller's current sales price therefor, less the Seller's financial participation, which will be determined in accordance with the following formula:

         P = C ( N - T ) / N

         where

         P:       financial participation of the Seller,

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

         C: the Seller's then current sales price for the required Item or required Seller designed parts,

         T: total time in months since Delivery of the Aircraft in which the Item subject to a Failure was originally installed, and

         N:       [AS AGREED BY THE PARTIES]

12.2.4   General Conditions and Limitations

12.2.4.1 Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items will be covered by the provisions of Clause 12.1 and not by the provisions of this Clause 12.2.

12.2.4.2 The Buyers' remedies and the Seller's obligations and liabilities under this Service Life Policy are subject to compliance by the Buyers with the following conditions:

         (i) The Buyers will generate maintain log books and other historical records as required by the FAA, and will retain the same for the duration of this Service Life Policy, with respect to each Item adequate to enable the determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to allocate the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3.

         (ii) The Buyers will keep the Seller informed, by making available any relevant records upon request, of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

         (iii)    The conditions of Clause 12.1.11 will have been complied with.

         (iv) The Buyers will implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller and the Buyers. Such programs will be, to the extent possible, compatible with the Buyers' operational requirements and will be carried out at the Buyers' expense. Reports relating thereto will be regularly furnished to the Seller on a reasonable request.

         (v) The Buyers will report in writing any breakage or defect that may be covered by the Service Life Policy to the Seller within [AS AGREED BY THE PARTIES] after such breakage or defect becomes apparent, whether or not the same can reasonably be expected to occur in any other Aircraft, and the Buyers will inform the Seller in sufficient detail about such breakage or defect to enable the Seller to determine whether the same is subject to this Service Life Policy.

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

12.2.4.3 Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4 If the Seller has issued a service bulletin modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller will offer the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyers, then, in respect of such Failure and any Failures that could ensue therefrom, the Seller's commitment under this Clause 12.2 will be subject to the Buyers' incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions.

12.2.4.5 THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER'S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYERS' SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYERS REASONABLY EXPEND IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYERS OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, EACH OF THE BUYERS HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.2.5   Transferability

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

            The Buyers' rights under this Clause 12.2 will not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent.

            Any unauthorized assignment, sale, transfer or other alienation of any Buyer's rights under this Service Life Policy will, as to the Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3        SUPPLIER WARRANTIES AND SERVICE LIFE POLICIES

12.3.1      Seller's Support

            Before Delivery of the first Aircraft, the Seller will provide the Buyers with the warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.2.1    Supplier's Default

12.3.2.1 If any Supplier under any warranty referred to in Clause 12.3.1 defaults in the performance of any material obligation under such warranty with respect to a Supplier Part, each Buyer has used its best efforts to enforce its rights under such warranty, and the Buyers submit reasonable evidence, within a reasonable time, that such default has occurred, then Clause 12.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part, to the extent the Seller can reasonably perform said Supplier's obligations, except that the Supplier's warranty period indicated in the applicable Supplier Product Support Agreement will apply.

12.3.2.2    If any Supplier under any service life policy referred to in Clause
            12.3.1 defaults in the performance of any material obligation under such service life policy with respect to a Supplier Part, each Buyer has used best efforts to enforce its rights under such service life policy, and such Buyer submits within reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 will apply to the extent the same would have applied had such Supplier Part been listed in Exhibit C, to the extent that the Seller can reasonably perform said Supplier's service life policy.

12.3.2.3 At the Seller's request, each Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyers' rights against the relevant Supplier with respect to, and arising by reason of, such default and the Buyers will provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4        INTERFACE COMMITMENT

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

12.4.1      Interface Problem

            If any Buyer experiences any technical problem in the operation of an Aircraft or its systems, the cause of which, after due and reasonable investigation, is not readily identifiable by such Buyer, but which such Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft and/or its systems (an "INTERFACE PROBLEM"), the Seller will, if requested by such Buyer, and without additional charge to any Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such investigation, that the Interface Problem was due to or caused by any act or omission of any Buyer in its performance of its obligations hereunder, the Buyers will, jointly and severally, pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyers will furnish to the Seller all data and information in the possession of any of them relevant to the Interface Problem and will reasonably cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyers in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2      Seller's Responsibility

            If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by a Buyer, take prompt action to correct the design of such Warranted Part, pursuant to the terms and conditions of Clause 12.1.

12.4.3      Supplier's Responsibility

            If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will at any Buyer's request, assist such Buyer in processing any warranty claim such Buyer may have against the manufacturer of such Supplier Part. [AS AGREED BY THE PARTIES]

12.4.4      Joint Responsibility

            If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by a Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier(s) involved. The Seller will promptly advise the Buyers of any corrective action proposed by the Seller and any such Supplier(s). Such proposal will be consistent with any then existing

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                                                                              42
            obligations of the Seller hereunder and of any such Supplier to the Buyers. Such corrective action, unless reasonably rejected by the Buyers, will constitute full satisfaction of any claim any of the Buyers may have against either the Seller or any such Supplier(s) with respect to such Interface Problem, unless such corrective action does not resolve the Interface Problem.

12.4.5      General

12.4.5.1 All requests under this Clause 12.4 will be directed both to the Seller and the affected Suppliers.

12.4.5.2    Except as specifically set forth in this Clause 12.4, this Clause
            12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to a Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.7.

12.5        EXCLUSIVITY OF WARRANTIES

            THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO ANY BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

            EACH OF THE BUYERS RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYERS FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. EACH OF THE BUYERS HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF ANY BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

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

            (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

            (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

            (3)   ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

            (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

            (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

            (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

            (7)   ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                        (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                        (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                        (c)   LOSS OF PROFITS AND/OR REVENUES;

                        (d)   ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

            THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYERS. IF ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE

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            UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL
            FORCE AND EFFECT.

            FOR THE PURPOSE OF THIS CLAUSE 12.5, "SELLER" WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES, SUPPLIERS AND ASSOCIATED CONTRACTORS.

            [AS AGREED BY THE PARTIES]

12.6        DUPLICATE REMEDIES

            The remedies provided to the Buyers under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyers will be entitled to the remedy that provides the maximum benefit to them, as the Buyers may elect, pursuant to the terms and conditions of this Clause 12 for any defect for which remedies are provided under this Clause 12 provided, however, that none of the Buyers will be entitled to elect a remedy under more than one part of this Clause 12 for the same defect. The Buyers' rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyers expend in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and none of the Buyers will have any right to require specific performance by the Seller.

UNQUOTE

            In consideration of the assignment and subrogation by the Seller under this Clause 12 in favor of the Buyers in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, each of the Buyers hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions.

            THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYERS, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

            EACH OF THE BUYERS RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE

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            AND SUFFICIENT TO PROTECT THE BUYERS FROM ANY DEFECT OR
            NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. EACH OF THE BUYERS HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF ANY BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

            (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

            (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

            (3)   ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

            (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

            (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

            (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

            (7)   ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

                        (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY PART, SOFTWARE OR DATA PROVIDED UNDER THIS AGREEMENT;

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                        (b)   LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT,
                              COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA PROVIDED UNDER THIS AGREEMENT;

                        (c)   LOSS OF PROFITS AND/OR REVENUES;

                        (d)   ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

            THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYERS. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.

            The remedies provided to the Buyers under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyers will be entitled to the remedy that provides the maximum benefit to them, as the Buyers may elect, pursuant to the terms and conditions of this Clause 12 for any defect for which remedies are provided under this Clause 12, provided, however, that the none of the Buyers will be entitled to elect a remedy under more than one part of this Clause 12 for the same defect. The Buyers' rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyers expend in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and none of the Buyers will have any right to require specific performance by the Seller.

12.7        NEGOTIATED AGREEMENT

            Each of the Buyers specifically recognizes that:

            (i) the Specification has been agreed upon after careful consideration by the Buyers using their judgment as professional operators of, and maintenance providers with respect to, aircraft used in public transportation and as such is are professionals within the same industry as the Seller;

            (ii) this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyers;

            (iii) the price of the Aircraft and the other mutual agreements of the Buyers set forth in this Agreement were arrived at in consideration of, inter alia, the

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                  provisions of this Clause 12, specifically including the
                  Exclusivity of Warranties set forth in Clause 12.5.

12.8        SURVIVABILITY

            [AS AGREED BY THE PARTIES]

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13.         PATENT AND COPYRIGHT INDEMNITY

            The Seller represents and warrants that the Manufacturer has provided to the Seller the following indemnity against patent and copyright infringements with respect to the Aircraft that are reproduced below between the words QUOTE and UNQUOTE, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) set forth below. The Seller hereby assigns to the Buyers, and each of the Buyers hereby accepts, all of the Seller's rights and obligations as the "Buyer" under the said indemnity against patent and copyright infringements, and the Seller subrogates the Buyers to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller, (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof, and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of each of the Buyers.

QUOTE

13.1        Indemnity

13.1.1 Subject to the provisions of Clause 13.2.3, the Seller will indemnify the Buyers from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe or any part or software installed therein at Delivery of

            (i)   any British, French, German, Spanish or U.S. patent;

            (ii) any patent issued under the laws of any other country in which any of the Buyers may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:

                  (1) the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

                  (2) the International Convention for the Protection of Industrial Property of March 20, 1883; and

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            (iii) in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify will be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognize computer software as a "work" under the Berne Convention.

13.1.2      Clause 13.1.1 will not apply to

            (i)   Buyer Furnished Equipment;

            (ii)  the Propulsion Systems;

            (iii) Supplier Parts; or

            (iv)  software not developed by the Seller.

13.1.3 If any of the Buyers is, due to circumstances contemplated in Clause 13.1.1, prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and any Buyer), the Seller will at its expense either

            (i) procure for the Buyers the right to use the affected Airframe, part or software free of charge; or

            (ii) replace the infringing part or software as soon as possible with a non-infringing substitute.

13.2        Administration of Patent and Copyright Indemnity Claims

13.2.1 If any Buyer receives a written claim or a suit is threatened or begun against such Buyer for infringement of a patent or copyright referred to in Clause 13.1, such Buyer will

            (i)   forthwith notify the Seller, giving particulars thereof;

            (ii) furnish to the Seller all data, papers and records within the Buyers' control or possession relating to such patent or claim;

            (iii) refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent a Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

            (iv) fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

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            (v)   act to mitigate damages and/or to reduce the amount of
                  royalties that may be payable, and act to minimize costs and expenses.

13.2.2.1 The Seller will be entitled either in its own name or on behalf of each of the Buyers to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller's opinion, it deems proper.

13.2.3 The Seller's liability hereunder will be conditional on the strict and timely compliance by each of the Buyers with the terms of this Clause and is in lieu of any other liability to any Buyer, whether express or implied, that the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

UNQUOTE

      In consideration of the assignment and subrogation by the Seller under this Clause 13 in favor of the Buyers in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, each of the Buyers hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

      THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND EACH OF THE BUYERS HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF ANY BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYERS.

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14          TECHNICAL DATA AND SOFTWARE SERVICES

            The Seller will make available or will cause the Seller's designee ANACS to make available to the Buyers the Technical Data and certain additional services under the terms and conditions set forth in this Clause 14.

14.1        Supply

            The Technical Data will be supplied in the English language using the aeronautical terminology in common use.

            Range, form, type, format, Air Transport Association ("ATA") compliance or non-compliance, quantity and delivery schedule of the Technical Data to be provided under this Agreement are covered in Exhibit F. [AS AGREED BY THE PARTIES]

            The Buyers will not receive compensation or credits of any kind for return of unused or partially used Technical Data.

14.2        Aircraft Identification for Technical Data

14.2.1 For Technical Data customized to the Aircraft, the Buyers agree to the allocation of fleet serial numbers ("FSN(S)") in the form of block of numbers selected in the range from 001 to 999.

14.2.2 The sequence will not be interrupted except if two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3 The Buyers will indicate to the Seller the FSNs allocated to each Aircraft corresponding to the Aircraft rank in the delivery schedule set forth in Clause 9.1.1 not later than twenty-four (24) months prior to the Scheduled Delivery Month for the first Aircraft to be delivered hereunder. The allocation of such FSNs to such Aircraft will not constitute any proprietary, insurable or other interest of any Buyer in any Aircraft prior to its Delivery.

14.3        Integration of Equipment Data

14.3.1      Supplier Equipment

            If necessary for the understanding of the affected systems, information relating to Supplier Equipment that is installed on the Aircraft by the Seller, will be introduced free of charge into the first issue, subsequent to the installation of the Supplier equipment of the customized Technical Data supplied to the Buyers, provided Clause 14.3.2.2 is complied with (the "FIRST ISSUE").

14.3.2      Buyer Furnished Equipment

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14.3.2.1    The Seller will introduce BFE data, for equipment installed on the
            Aircraft by the Seller, into the customized Technical Data at no additional charge to the Buyers for the First Issue, provided such data are provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.5.

14.3.2.2    [AS AGREED BY THE PARTIES]

14.3.2.3 The BFE data will comply with applicable revision of the ATA 2200 Specification applicable to the corresponding aircraft type. Subsequent revisions of the ATA specification will be considered as applicable.

14.3.2.4 The Buyers and the Seller will agree on the requirements for the provision to the Seller of BFE data for "on-aircraft maintenance." These requirements include but are not limited to timeframe, media and format, to facilitate the efficient, expedited and economic integration of BFE data into Technical Data.

14.3.2.5 The BFE data will be delivered in digital format and/or in Portable Document Format, as agreed between the Buyers and the Seller.

14.3.2.6 All costs related to the delivery to the Seller of BFE data will be borne by the Buyers.

14.3.2.7 Clause 14.3.2 will apply to the BFE data provided by the Seller under the terms of Clause 18.1.3.

14.4        Delivery

14.4.1 The Technical Data are delivered on-line and/or off-line, as set forth in Exhibit F.

14.4.2 For Technical Data delivered off-line, the Technical Data and corresponding revisions will be sent to one address only. The Buyers will specify such address.

14.4.3 Packing and shipment of the Technical Data and their revisions will be carried out by the quickest transportation methods. Shipment will be FCA Toulouse, France, FCA Hamburg, Germany, and/or FCA Ashburn, VA, USA.

14.4.4 The delivery schedule of the First Issue will be phased as mutually agreed to correspond with Aircraft deliveries. The Buyers agree to provide forty (40) days' notice when requesting a change to the delivery schedule.

14.4.5 The Buyers will be responsible for coordinating with and satisfying the requirements of the FAA for Technical Data. Reasonable quantities of Technical Data will be supplied by the Seller for delivery to the FAA at no charge to the Buyer, FCA Toulouse, France, FCA Hamburg, Germany, and/or FCA Ashburn, VA, USA.

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14.4.6      [AS AGREED BY THE PARTIES]

14.5        Revision Service

            Unless otherwise specifically stated, revision service will be provided on a free-of-charge basis for a period of one (1) year after Delivery of the last Aircraft. Thereafter revision service will be provided at the standard conditions set forth in the then current ANACS Customer Services Catalog.

14.6        Service Bulletins Incorporation

            During the period of revision service and upon the Buyers' request for incorporation, which will be made [AS AGREED BY THE PARTIES] after issuance of a Service Bulletin, Seller's Service Bulletin information will be incorporated into the Technical Data for the Aircraft after formal notification by any Buyer of its intention to accomplish a Service Bulletin. The split effectivity for a Service Bulletin will remain in the Technical Data until notification from the Buyers that accomplishment has been completed on all the applicable Aircraft, except that for the Flight Manual, Configuration Deviation List, Weight and Balance Manual and the MMEL only the pre- or post-Service Bulletin status will be shown.

14.7        Future Developments

            The Seller will continuously monitor technological developments and apply them to data and document production and methods of transmission where beneficial and economical. The Buyers agree to give reasonable consideration to any new development proposed by the Seller for implementation.

14.8        Technical Data Familiarization

            Upon request by the Buyers, the Seller will provide a one (1) week Technical Data familiarization training at the Seller's or at the facilities of one of the Buyers. If such familiarization is conducted at a Buyer's facilities, the Buyers will reimburse the Seller for all air travel or will provide free of charge air travel (business class for international travel and coach for domestic) to and from the nearest point on any Buyer's network and living expenses of the representatives of the Seller conducting such familiarization training.

14.9        Customer Originated Changes

14.9.1 Data on Customer Originated Changes may be incorporated into the following Technical Data when customized to the Buyers:

            -     Aircraft Maintenance Manual

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            -     Illustrated Parts Catalog
            -     Trouble Shooting Manual
            -     Aircraft Wiring Manual
            -     Aircraft Schematics Manual
            -     Aircraft Wiring Lists
            -     Flight Crew Operating Manual
            -     Quick Reference Handbook

14.9.2 COC data will be developed by the Buyers according to the "Customer Guide for Customer Originated Changes" issued by the Manufacturer. The Buyers will ensure that any such COC data is in compliance with the requirements of the FAA.

            COC data will be incorporated by the Seller into all affected customized Technical Data unless the Buyers specify in writing the documents into which the Buyers desire the COC to be incorporated. Following incorporation of the COC into the customized Technical Data, the relevant Technical Data will show only the aircraft configuration that reflects the COC data and not the configuration before such COC data are incorporated.

 14.9.3.

            (a) Each of the Buyers hereby acknowledges and accepts that the incorporation of any COC data into the Technical Data issued by the Seller will be at the Buyers' sole risk, that the Seller will have no obligation to check the COC data for accuracy or validity, and that the Seller will have no liability whatsoever with respect to (a) the contents of any COC data (including omissions or inaccuracies therein) (b) any effect that the incorporation of such COC data may have on the Technical Data or (c) any costs of any nature that the COC data may add to subsequent Service Bulletins or modifications.

            (b) THE SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OR LIABILITIES, EXPRESSED OR IMPLIED, ORAL OR WRITTEN, ARISING BY LAW, COURSE OF DEALING OR OTHERWISE, AND WITHOUT LIMITATION ALL WARRANTIES AS TO QUALITY, OPERATION, MERCHANTABILITY, FITNESS FOR ANY INTENDED PURPOSE, AND ALL OTHER CHARACTERISTICS WHATSOEVER, INCLUDING ANY OMISSIONS OR INACCURACIES THEREIN, OF ANY COC DATA INCORPORATED INTO THE TECHNICAL DATA ISSUED BY THE SELLER.

            (c) Each of the Buyers will indemnify and hold the Seller harmless from and against any losses (including reasonable attorneys' fees) arising from claims by any third party for injury, loss or damage incurred directly or indirectly as a result of the incorporation of any COC data into the Technical Data issued by the Seller.

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            (d)   If any Buyer sells, leases or otherwise transfers any Aircraft to which the COC data apply:

            (i) the Buyers will remain fully liable for the COC data and any and all effects of their incorporation, as set forth in this Clause 14.9;

                  (ii) the Seller may disclose the COC data to the subsequent owner(s) or operator(s) of the transferred Aircraft;

                  (iii) it will be the sole responsibility of the Buyers to
                        notify, or cause notification to be made to, the subsequent owner(s) or operator(s) of the existence of the such COC data in the Technical Data applicable to the corresponding Aircraft.

            The Seller hereby disclaims any and all liabilities whatsoever for the COC data in the event of transfer, sale or lease of any Aircraft to which COC data apply.

14.9.4 The incorporation of any COC will be performed under the conditions specified in the Seller's then current Customer Services Catalog.

14.10       Software Products

            Software Products are available to the Buyers exclusively from ANACS and may be licensed under the General Terms and Conditions of Licensing set forth in Exhibit H.

14.10.1     Performance Engineer's Programs

            (i) In addition to the standard operational manuals, the Seller will provide to the Buyers software components and databases composing the Performance Engineer's Programs ("PEP") for the Aircraft.

            (ii) The license to use the PEP will be granted free of charge for as long as the revisions of the PEP are free of charge in accordance with Clause 14.5. At the end of such period, license fees may be charged and yearly revision service for the PEP will be provided to the Buyers at the standard commercial conditions set forth in the then current ANACS Customer Services Catalog.

14.10.2     [AS AGREED BY THE PARTIES]

14.10.3     Airbus|World Customer Portal

14.10.3.1 The Buyers will be entitled to obtain access to a wide range of information and services, including Technical Data, available in the secure zone of Airbus's

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            Customer Portal Airbus|World ("AIRBUS|WORLD"). Access will be free
            of charge for as long as any Buyer operates the Aircraft.

            Access to the secure zone of Airbus|World (the "SECURE ZONE") is reserved to Airbus owners and operators and is subject to the prior signature by each of the Buyers of the "General Terms and Conditions of Access to and Use of Airbus Secure Area of Customer Portal."

            A description of the basic services available to the Buyers in the Secure Zone is set forth in the ANACS Customer Services Catalog.

14.10.3.2   On-Line Technical Data

            (i) The Technical Data specified in Exhibit F as being provided on-line will be made available to the Buyers through the Secure Zone at no cost as long as revision service for such Technical Data is free of charge in accordance with Clause 14.5.

            (ii) The list of the Technical Data available on-line may be amended from time to time.

                  For any Technical Data that are or become available on-line, the Seller will notify the Buyers thereof and the Seller reserves the right to discontinue other formats for such Technical Data. [AS AGREED BY THE PARTIES].

14.10.3.3   [AS AGREED BY THE PARTIES]

14.11       Warranties

            The Seller represents and warrants that the Manufacturer has provided to the Seller a warranty with respect to the Technical Data that is reproduced below between the words QUOTE and UNQUOTE, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) set forth below. The Seller hereby assigns to the Buyers, and the Buyers hereby accept, all of the Seller's rights and obligations as the "Buyer" under the said warranty, and the Seller subrogates the Buyers to all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyers that (i) it has all requisite authority to make the foregoing assignment to and to effect the foregoing subrogation in favor of the Buyers, (ii) such assignment and subrogation are effective to confer on the Buyers all of the foregoing rights and obligations of the Seller, (iii) the provisions so assigned are in full force and effect and have not been amended prior to the date hereof and (iv) the Seller will not enter into any amendment of the provisions so assigned without the prior written consent of each of the Buyers.

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QUOTE

14.11.1 The Seller warrants that the Technical Data (exclusive of COC) are prepared in accordance with the state of art at the date of their conception. SHOULD ANY TECHNICAL DATA PREPARED BY THE SELLER CONTAIN ANY NONCONFORMITY OR DEFECT, THE SOLE AND EXCLUSIVE LIABILITY OF THE SELLER WILL BE TO TAKE ALL REASONABLE AND PROPER STEPS, AT ITS OPTION, TO CORRECT OR REPLACE SUCH TECHNICAL DATA.

14.11.2 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYERS SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND EACH OF THE BUYERS HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF ANY OF THE BUYERS AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

            (A)   ANY WARRANTY AGAINST HIDDEN DEFECTS

            (B)   ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

            (C) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

            (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S AND/OR ITS SUPPLIERS' NEGLIGENCE, ACTUAL OR IMPUTED; AND

            (E) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY TECHNICAL DATA DELIVERED HEREUNDER.

            THE SELLER AND/OR ITS SUPPLIERS WILL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT.

            FOR THE PURPOSES OF THIS CLAUSE 14.11.2, "THE SELLER" WILL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

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UNQUOTE

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14.12       Proprietary Rights

            All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data will remain with the Seller and/or its Affiliates as the case may be. All Technical Data are supplied for the sole use by the Buyers in maintaining and operating the Aircraft and each of the Buyers undertakes not to modify, copy the contents of, or use the Technical Data to manufacture any parts or components of the Aircraft, save as explicitly permitted herein, in the Technical Data itself, or as otherwise expressly authorized by the Seller. These proprietary rights will also apply to any translation of Technical Data into a language or languages or medium or media that may have been performed or caused to be performed by any of the Buyers.

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15          SELLER REPRESENTATIVES

15.1 The Seller will provide or cause to be provided at no charge to the Buyers the services described in this Clause 15, at the main base of any of the Buyers or at other locations to be mutually agreed.

15.2        Resident Customer Support Representatives

15.2.1 The Seller will provide representatives to act in an advisory capacity ("RESIDENT CUSTOMER SUPPORT REPRESENTATIVE") as follows:

            [AS AGREED BY THE PARTIES]

15.2.2 The Seller will provide to the Buyers an annual written account of the consumed months and any remaining balance of months.

15.2.3 Should any Buyer request additional services that exceed the amounts set forth in Clause 15.2.1(ii), the Seller may provide additional service subject to the terms and conditions agreed by such Buyer and the Seller at the time of such request.

15.2.4 The Seller will cause similar services to be provided by the representatives of the Propulsion System manufacturer and by representatives of the Suppliers when necessary and applicable.

15.3        Customer Support Director

The Seller will assign the services of one (1) Customer Support Director based in Herndon, Virginia, to liaise between the Manufacturer and the Buyers on product support matters after signature of this Agreement for as long as any Buyer operates at least one (1) Aircraft.

15.4        [AS AGREED BY THE PARTIES]

15.5        Buyers' Service

15.5.1 From the date of arrival of the first Resident Customer Support Representative and Spare Parts Field Representative and until the duration of the assignment, the Buyers will provide free of charge, suitable office space, office equipment and facilities for the sole use of the Resident Customer Support Representative(s) in or conveniently near the maintenance facilities of one of the Buyers. The Buyers will also provide internet access, telephone, and facsimile connections at the Seller's cost to be invoiced on a monthly basis.

15.5.2 In accordance with the Buyers' regulations, the Buyers will provide at no charge to the Seller

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            (i)   airline tickets in economy class, confirmed and guaranteed between the locations mentioned above in Clause 15.1 and the international airport nearest Toulouse, France, that is on any Buyer's network for the Resident Customer Support Representative(s) and the Spare Parts Field Representative mentioned in Clause 15.2.1 and 15.4, for travel at the beginning and end of the applicable assignment; and

            (ii) when said Resident Customer Support Representative(s) are assigned away from the locations mentioned above in Clause
                  15.2.1 at the Buyers' request, transportation on similar basis between the said locations and the place of assignment.

15.5.3 The parties will give each other all necessary reasonable assistance with general administrative functions specific to their respective countries and procurement of the documents necessary to live and work there.

15.6 Temporary Assignment and Withdrawal of Resident Customer Support Representative

            The Seller will have the right, upon written notice to and communication with the Buyers, to transfer or recall any Resident Customer Support Representative(s) on a temporary or permanent basis if, in the Seller's opinion, conditions are dangerous to the Resident Customer Support Representative's safety or health or prevent the fulfillment of such Resident Customer Support Representative's contractual tasks. The Buyers will receive credit for the man-days during which any Resident Customer Support Representative is absent from the Buyers' facility pursuant to this Clause 15.

15.7        Representatives' Status

            In providing the above technical service, the Seller's employees, including Resident Customer Support Representative(s), the Spare Parts Field Representative and the Customer Support Director, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the employees or agents of any of the Buyers.

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16          TRAINING AND TRAINING AIDS

16.1.       General

            This Clause 16 covers the terms and conditions for the supply of training and training aids for the Buyers' personnel to support the Aircraft operation.

16.2.       Scope

16.2.1 The range and quantity of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16. The Seller will arrange availability of such training and training aids in relation to the delivery schedule for the Aircraft set forth in Clause 9.1.1.

16.2.2 The Maintenance Training and Flight Training courses described in Appendix A to this Clause 16 will be provided up to two (2) years after Delivery of the last Aircraft.

16.2.3 Except as set forth in Appendix A to this Clause 16, no compensation or credit of any sort will be provided for unused or partially used training or training aids offered pursuant to this Clause 16.

16.3.       Training Organization / Location

16.3.1 The Seller will provide the training at the Airbus Training Center in Miami, Florida (the "SELLER'S TRAINING CENTER"), and/or at its affiliated training center in Blagnac, France (the "AFFILIATED TRAINING CENTER").

16.3.2 If unavailability of facilities or scheduling difficulties make training by the Seller impractical at the training centers listed in Clause 16.3.1, the Seller will ensure that the Buyers are provided such training at locations other than those named in Clause 16.3.1.

16.3.3 Upon the Buyers' request, the Seller may also provide certain training at one of the Buyers' bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 will be borne by the Buyers.

16.4        Training Courses

16.4.1 Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer's personnel, are defined in the applicable training course catalog (the "TRAINING COURSE CATALOG") and will be scheduled as mutually agreed upon during a training conference (the "TRAINING CONFERENCE") that will be held as soon as practicable after signature of this Agreement and no later than six (6) months prior to delivery of the first Aircraft.

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16.4.2  The following terms will apply when training is performed by the Seller:

        (i) Training courses will be the Seller's standard courses as described in the Seller's applicable Training Course Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses.

        (ii) The training curricula and the training equipment may not be fully customized. However, they may be modified to include the most significant aspects of the Specification as known, at the latest, six (6) months prior to the date of the first training course planned for the Buyers and will be configured in order to obtain the relevant Aviation Authority's approval and to support the Seller's training programs.

        (iii) Training data and documentation necessary for training detailed in Appendix A to this Clause 16 will be free-of-charge and will not be revised. Training data and documentation will be marked "FOR TRAINING ONLY" and as such will be supplied for the sole and express purpose of training.

        (iv) Upon the request of the Buyers and at no charge to the Buyers, the Seller will collect and pack for consolidated shipment to the facility of one of the Buyers, all training data and documentation of the Buyers' trainees attending training at the Airbus Training Center in Miami, Florida or Blagnac, France, as applicable. This training data and documentation will be delivered FCA Miami International Airport. The Buyers will designate in writing one Buyer to receive title to such training data and documentation and title to and risk of loss of the training data and documentation will pass to such Buyer upon delivery.

16.4.3 If the Buyers decide to cancel or reschedule a training course, a minimum advance notice of sixty (60) calendar days will be required. Any later cancellation or change from the Buyers, when courses cannot be allocated to other customers, will be deducted from the training allowances defined herein or will be charged to the Buyers, as applicable.

16.4.4 The Seller will deliver, or will cause any third party training provider to deliver, to the trainees a certificate of completion at the end of any such training course. No such certificate will represent authority or qualification by any Aviation Authority but may be presented to such officials in order to obtain relevant formal qualification.

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16.5    Prerequisites

16.5.1 Training will be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience set forth in Appendix B to this Clause 16.

        The Seller's training courses are "Transition Training Courses" and not "Ab Initio Training Courses."

        The Buyers will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2 The Buyers will provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to verify the trainees' proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee's performance as a result of any training services provided.

16.5.3 The Seller will provide to the Buyers an "Airbus Pre-Training Survey", and/or the "Maintenance Training Survey", as applicable, to obtain the trainee's associated background. The Buyers will complete such survey(s) and return them to the Seller at least two (2) months prior to the start of the training course.

16.5.4 If the Buyers make a change to any trainee attendance list within the two (2) month period stated in Clause 16.5.3, the Buyers will immediately inform the Seller thereof and send the Seller on updated Airbus Pre-Training Survey and/or Maintenance Training Survey reflecting requested information for the replacement trainee(s).

16.6.   Logistics

16.6.1  Trainees

        (a) When training is done at the Airbus Training Center in Miami, Florida, the Seller will provide a free-of-charge rental car for all of the Buyers' trainees for the duration of the training course on the basis of one (1) rental car per four (4) maintenance, operations and cabin attendant trainees and one (1) rental car per each flight crew.

                The Seller will provide rental cars with unlimited mileage, and the Buyers will pay for gas, and fines, if any. However, the Buyers will indemnify and hold the Seller harmless from and against all liabilities, claims, damages, costs and expenses for any injury to or death of any of the Buyer's trainees occasioned during the course of such transportation.

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        (b)     When training is done at the Airbus  Training Center in Blagnac,
                France, the Seller will provide free local transportation by bus for the Buyer's trainees to and from designated pick up points and the training center

        (c) Living expenses for the Buyer's trainees are to be borne by the Buyers.

16.6.2  Training at External Location

        (a)     Seller's Instructors

                If at any Buyer's request, training is provided by the Seller's instructors at any location other than the Seller's training centers, the Buyers will reimburse the Seller for all expenses set forth in Clauses 16.6.2(b) 16.6.2(c), 16.6.2(d) and
                16.6.2(e) related to the assignment of such instructors and their performance of the duties as aforesaid.

        (b)     Living Expenses for the Seller's Instructors

                Such expenses, covering the entire period from day of secondment to day of return to the Seller's base, will include but will not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyers will reimburse the Seller for such expenses on the basis of a per diem rate corresponding to the current per diem rate used by the Seller for its personnel.

        (c)     Air Travel

                The Buyers will reimburse the Seller for the transportation costs of the Seller's instructors in confirmed business class or in confirmed coach class, where business class is not available, to and from the Buyers' designated training site and the Seller's training center.

        (d)     Training Material

                The Buyers will reimburse the Seller for the cost of shipping the training material needed to conduct such courses.

        (e)     Buyers' Indemnity

                The Buyers will be solely liable for any and all cancellation or delay in the performance of the training outside of the Seller's training centers that is associated with the transportation provided under Clause 16.6.2(c) and will, jointly and severally, indemnify and hold the Seller harmless from such delay and any consequences arising there from.

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        (f)     Training Equipment Availability

                Training equipment necessary for course performance at any course location other than the Seller's training centers or the facilities of the training provider selected by the Seller will be provided by the Buyers in accordance with the Seller's specifications.

16.7    Flight Operations Training

16.7.1  Flight Crew Training Course

        (a) The Seller will perform a flight crew training course program for the Buyers' flight crews. [AS AGREED BY THE PARTIES] The training manual used will be the Seller's Flight Crew Operating Manual ("FCOM"), except for the base flight training, for which the Buyer's Customized FCOM will be used.

        (b) The Buyers will use delivered Aircraft for any required in-flight training. This training will not exceed one (1) session of forty-five (45) minutes per pilot. When in-flight crew training is performed in Blagnac, France, the Seller will provide free-of-charge line maintenance, including servicing, preflight checks and changing of minor components, subject to conditions agreed in this Agreement.

        (c) The Buyers will provide mutually agreed spare parts as required to support said in-flight training and will provide evidence of insurance coverage required under Clause 19.

        (d) In all cases, the Buyers will bear the expenses of fuel, oil and landing fees.

16.7.2  Flight Crew Line Initial Operating Experience

        (a) In order to assist the Buyers with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyers pilot instructor(s) as described in Exhibit A to this Clause 16.

        (b) Additional pilot instructors can be provided at the Buyers' expense upon conditions to be mutually agreed.

        (c) Prior to any flight training to be performed by the Seller on the Buyers' Aircraft, the Buyers will provide to the Seller evidence of insurance coverage as required under Clause 19.

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16.7.3  Instructor Cabin Attendants' Familiarization Course

        The Seller will provide instructor cabin attendant's course(s) to the Buyers' cabin attendants, as described in Exhibit A to this Clause 16, at the Seller's Training Center.

        The instructor cabin attendants familiarization course, when incorporating the features of the Aircraft, will be given no earlier than six (6) months and no later than ninety (90) days before the Delivery of the first Aircraft. The instructor cabin attendants' familiarization course material will be provided no later than six (6) months before the Delivery of the first Aircraft.

16.7.4  Performance / Operations Course

        The Seller will provide performance/operations training for the Buyers' personnel as described in Exhibit A to this Clause 16.

        The available courses are listed in the Seller's applicable Training Courses Catalog.

16.7.5  Transition Type Rating Instructor Course

        The Seller will provide transition type rating instructor training for the Buyer's flight crew instructors as described in Exhibit A to this Clause 16. This course provides the Buyers' instructors with the training in flight instruction and synthetic instruction required to instruct on Airbus aircraft.

16.7.6 During any and all flights performed in accordance with this Clause 16.7, the Buyers will bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance required under Clause 19.

16.8    Maintenance Training

16.8.1 The Seller will provide maintenance training for the Buyers' ground personnel as described in Exhibit A to this Clause 16. The available courses are listed in the Seller's applicable Training Course Catalog. The practical training provided in the frame of maintenance training is performed exclusively on the training devices in use in the Seller's Training Center or the Affiliated Training Center. If additional practical training is required, such additional practical training can be organized with the assistance of the Seller, in accordance with Clause 16.8.2.

16.8.2  Practical Training

        If the Buyers require practical training to be organized at another airline's facilities, then the Seller will assist the Buyers in organizing this training without guaranteeing the availability of any other airline's facilities. The provision of an

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        instructor  by the Seller for such  practical  training will be deducted from the trainee-day allowance set forth in Paragraph 2.1 of Exhibit A to this Clause 16 in the manner described in Paragraph 3 of such Exhibit
        A. The Buyers will reimburse the Seller the expenses for said instructor in accordance with Clause 16.6.2.

16.8.3  Line Maintenance Initial Operating Experience Training

        In order to assist  the  Buyers  during  the entry  into  service of the
        Aircraft, the Seller will provide to the Buyers maintenance instructor(s) at the Buyers' main A350 base as set forth in Appendix A to this Clause 16.

        (a) Line maintenance initial operating experience training will cover training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of Technical Data and/or any other activities which may be deemed necessary after Delivery of the first Aircraft.

        (b)     The Buyers will reimburse the expenses for said instructor(s) in
                accordance   with   Clause   16.6.2.    Additional   maintenance
                instructors can be provided at the Buyers' expense.

16.9    Supplier and Engine Manufacturer Training

        The Seller will ensure that major Suppliers and the Propulsion System manufacturer provide maintenance training and overhaul training on their products at appropriate times. A copy of the Supplier Training Catalog, listing the suppliers that provide training, will be supplied to the Buyers on request.

16.10   Training Aids for the Buyers' Training Organization

16.10.1 The Seller will provide to the Buyers Airbus computer based training ("Airbus CBT"), training aids, as used in the Seller's Training Centers and the Virtual Aircraft (Walk Around and Component Location), free of charge as set forth in Exhibit A to this Clause 16.

        The Airbus CBT and training aids supplied to the Buyers will be similar to those used at the Airbus Training Centers for training. The Seller has no obligation to cause the Manufacturer to revise the Airbus CBT. The Airbus CBT in use at the Seller's Training Center may be revised on a regular basis, and such revisions, if any, will be provided to the Buyers until the expiration of the period when training courses provided under this Clause 16 are performed for the Buyers, or up to one (1) year after delivery of the Airbus CBT or Virtual Aircraft to the Buyers, whichever occurs first.

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16.10.2 Delivery

        (a) The Seller will deliver to the Buyers the Airbus CBT and training aids, at a date to be mutually agreed during the Training Conference, but no later than six (6) months before the Delivery Date of the first Aircraft.

        (b) Those items supplied to the Buyers pursuant to Clause 16.10.1 will be delivered FCA Toulouse, France, and/or FCA Hamburg, Germany. Title to and risk of loss of said items will pass to the Buyer selected pursuant to Clause 16.4.2(iv) upon delivery.

16.10.3 Installation of Airbus CBT System

        (a) Before the initial delivery of the Airbus CBT, the Seller will provide an "Airbus CBT Administrator Course" to up to six (6) trainees of the Buyers, at the facilities of one of the Buyers. To conduct the course, the workstations and/or servers, as applicable, will be ready for use and will comply with the latest "Airbus CBT Workstation Technical Specification" or "Airbus CBT Server Technical Specification", as applicable.

        (b) The Buyers will provide any and all the necessary hardware on which the Airbus CBT will be installed and Seller will not be responsible for any incompatibility of such hardware with the Airbus CBT.

        (c) The Airbus CBT will be installed by the Buyers' personnel who have completed the Airbus CBT training, and the Seller will be held harmless from any damage to person and/or to property caused by or in any way connected with the handling and/or installation of the Airbus CBT by the Buyers' personnel.

        (d) In accordance with Clause 16.6.2, the Buyers will reimburse the expenses for the Seller's personnel required at any Buyer's facility to conduct Airbus CBT Training and/or provide installation assistance.

16.10.4 License

        (a) The Seller will grant the Buyers a license to use the Airbus CBT and the Virtual Aircraft that will incorporate the Terms and Conditions for License for Use of Software set forth in Exhibit H.

        (b) Supply of additional sets of Virtual Aircraft Software and courseware supports, as well as any extension to the license for such courseware, will be subject to terms and conditions to be mutually agreed.

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16.10.5 The Seller will not be responsible for, and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyers of the Airbus CBT, the Virtual Aircraft and any other training aids at the Buyers' facilities.

16.11   Proprietary Rights

        The Seller's training data and documentation, Airbus CBT and training aids are proprietary to the Manufacturer and its suppliers. All such training materials are supplied for the sole use by the Buyers in training its personnel to maintainand operate the Aircraft. These proprietary rights will also apply to any translation of such Material into a language or languages or medium or media that may have been performed or caused to be performed by the Buyer.

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                                                         APPENDIX A TO CLAUSE 16

                               TRAINING ALLOWANCES

                           [AS AGREED BY THE PARTIES]

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                                                         APPENDIX B TO CLAUSE 16

                        MINIMUM RECOMMENDED QUALIFICATION
                      IN RELATION TO TRAINING REQUIREMENTS

                          (Standard Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authority or the specific airline policy of the trainee demands greater or additional requirements, such requirements will be prerequisites.

-     CAPTAIN prerequisites

            - Previously qualified on JAR/FAR/CS 25 aircraft and commercial operations

            -     Valid and current Airlines Transport License (ATPLY)

            -     Previous command experience

            -     Fluency in English

            -     Jet experience

            -     1500 hours minimum flying experience as pilot

            -     1000 hours experience on FAR/JAR 25/CS 25 aircraft

            - 200 hours experience as airline, corporate pilot or military transport pilot

            - Must have flown transport type aircraft, as flying pilot, within the last 12 months.

-     FIRST OFFICER prerequisites

            - Previously qualified on JAR/FAR/CS 25 aircraft and commercial operations

            - Aircraft and commercial operations valid and current commercial pilot license with instrument rating

            -     Fluency in English

            -     Jet experience

            - 500 hours minimum flying experience as pilot of fixed wing aircraft

            -     300 hours experience on FAR/JAR/CS 25 aircraft

            - 200 hours flying experience as airline pilot or a corporate pilot or military transport pilot

      For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, the trainee must follow

            (i)   an adapted course or

            (ii) an entry level training program before entering the regular or the adapted course.

      Such course(s), if required, will be at the Buyers' expense.

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                                                         APPENDIX B TO CLAUSE 16

-     FIRST TYPE RATING COURSE

This course is designed for ab initio pilots who do not hold an aircraft type rating on their pilot license

      PILOT PREREQUISITES

            -     Valid and current commercial pilot license

            -     Valid and current instrument rating on multi engine aircraft

            -     Airlines Transport License (ATPLY) written examination

            -     Fluency in English . Flight experience:

                  -     220 hours as pilot

                  -     100 hours as pilot in command

                  - 25 hours on multi engine aircraft (up to 10 hours can be completed in a simulator)

In addition to the above conditions and in accordance to the JAR Flight Crew Licensing and the Airbus Training Policy, a pilot applying for a first type rating must have followed either an approved JAR Multi Crew Cooperation ("MCC") program or regulatory equivalent or the "Airbus Entry Level Training program" (combined MCC and jet familiarization course). Such course, if required, will be at the Buyers' expense.

-     CQ ADDITIONAL prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, both CAPTAIN and FIRST OFFICER must:

            -     be qualified and current on the base aircraft type

            - have 150 hours minimum and 3 months minimum of operations on the base aircraft type.

-     TRI COURSE ADDITIONAL prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, it is the responsibility of the Buyers to:

            - select instructor candidate(s) with airmanship and behavior corresponding to the role and responsibility of an airline instructor, and

            - designate instructor candidate(s) with the Airbus prerequisite, which corresponds to the JAR requirements (ref JAR - FCL 1 - Requirements/ Subparts H - Instructor rating (Aeroplane) C.

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                                                         APPENDIX B TO CLAUSE 16

MAINTENANCE PERSONNEL prerequisites

(i)   For all maintenance courses:

            Fluency in English
            Experience on first or second generation jet transport category aircraft

(ii) Additional prerequisites for Aircraft Rigging Engine Run-Up and Maintenance Initial Operating Course:

            - Qualified as line or line and base mechanic on the concerned Airbus aircraft type (for Maintenance Initial Operating Experience Course).

(iii) Additional prerequisites - Maintenance Initial Operating Experience

      Be currently qualified as line or base mechanic on the base Aircraft

(iv)  Additional prerequisites - MAINTENANCE TRAINING DIFFERENCE COURSE

      Be current and operating on the base Aircraft.

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17 -  SUPPLIER PRODUCT SUPPORT

17.1  Equipment Supplier Product Support Agreements

17.1.1 The Seller will, at no charge to the Buyers, transfer to the Buyers the Supplier Product Support Agreements transferable to the Buyers from Suppliers of Seller Furnished Equipment listed in the Specification on Delivery. These agreements are based on the "World Airlines and Suppliers Guide" and include Supplier commitments contained in the Supplier Product Support Agreements, which include the following:

      (i) Technical data and manuals required to operate, maintain, service and overhaul the Supplier items will (a) be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Clause 14, (b) include revision service, and (c) be published in the English language. The Seller will make reasonable efforts to ensure that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with ATA Specification 102 up to level 3 to protect Suppliers' proprietary interests,

      (ii) Warranties and guarantees, including Suppliers' standard warranties, and in the case of Suppliers of landing gear, service life policies for selected landing gear structures,

      (iii) Training to ensure efficient operation, maintenance and overhaul of the Suppliers' items for the Buyers' instructors, shop and line service personnel.

      (iv) Spares data in compliance with ATA Specification 200 or 2000, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries, and

      (v) Technical service to assist the Buyers with maintenance, overhaul, repair, operation and inspection of Supplier items as well as required tooling and spares provisioning.

17.2  Supplier Compliance

      The Seller will monitor Supplier compliance with support commitments defined in the Supplier Product Support Agreements and will take action together with the Buyers, if necessary.

17.3  Supplier Part Repair Stations

      The Seller has developed with the Suppliers a comprehensive network of repair stations in the United States of America and Canada for those Supplier Parts originating from outside these countries. [AS AGREED BY THE PARTIES]

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18    BUYER FURNISHED EQUIPMENT

18.1  Administration

18.1.1 Without additional charge and in accordance with the Specification, the Seller will cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment, provided that the BFE is referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at the time the BFE is ordered.

      The Seller will cause the Manufacturer to advise the Buyers of the dates by and location to which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition. This description will include the definition of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyers will furnish such detailed description and information by the dates specified. Thereafter, no information, dimensions or weights will be revised unless authorized by an SCN.

      The Seller will also provide the Buyers in due time with a schedule of dates and shipping addresses for delivery of BFE and (when requested by the Seller) additional spare BFE in order permit installation of the BFE in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyers will provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test, or acceptance process in accordance with the Seller's industrial schedule.

      The Buyers will also provide, when requested by the Manufacturer, at Airbus France S.A.S. works and/or at Airbus Deutschland GmbH works, as applicable and needed, adequate field service, including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2 The BFE will be imported into France or into Germany by the Buyers under a suspensive customs system ("Regime de l'entrepot industriel pour fabrication coordonnee" or "Zollverschluss") without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid
      (DDU) (as defined in Incoterms 2000:ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce), to

              Airbus France S.A.S.
              316 Route de Bayonne
              31300 Toulouse, France
              or
              Airbus Deutchland GmbH
              Division Hamburger Flugzeugbau
              Kreetslag 10
              21129 Hamburg
              Federal Republic of Germany
              as provided in Clause 18.1.1.

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18.1.3 If any of the Buyers requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the Delivery Date of the Aircraft, the Seller may agree to order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement. In such a case the Seller will be entitled to the payment of a reasonable handling charge and will bear no liability in respect of delay and product support commitments for such items.

18.2  Requirements

      Each of the Buyers is responsible for assuring and warranting, at its expense, that BFE will (i) be manufactured by a qualified supplier in accordance with the provisions of Clause 18.1.1, (ii) meet the requirements of the applicable Specification, (iii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and (iv) be approved by the applicable Aviation Authority delivering the Export Certificate of Airworthiness and by the FAA for installation and use on the Aircraft at the time of Delivery of such Aircraft. The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the engineering definition mentioned above in Clause 18.1.1 or the certification requirements.

18.3  Buyers' Obligation and Seller's Remedies

18.3.1 Any delay or failure in

      (i) furnishing the BFE in serviceable condition at the requested delivery date,

      (ii) complying with the warranty in Clause 18.2 or in providing the descriptive information or service representatives mentioned in Clause 18.1.1, or

      (iii) in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule, including, in particular, the costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2 In addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in Clause 18.3.1,

      (i) the Seller may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the purchase price of such equipment, plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

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      (ii)  if the BFE is delayed more than thirty (30) days beyond, or unapproved within thirty (30) days of the date specified in Clause 18.1.1, then the Seller may deliver or the Buyers may elect to have the Aircraft delivered without the installation of such equipment, notwithstanding the terms of Clause 7.2 insofar as it may otherwise have applied, whereon the Seller will be relieved of all obligations to install such equipment.

18.4  Title and Risk of Loss

      Title to (subject to Clause 18.5.5) and risk of loss of BFE will at all times remain with the Buyer that is the owner thereof, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

18.5  Disposition of BFE Following Termination

18.5.1 If a termination of this Agreement pursuant to the provisions of Clause 21 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce Seller's damages resulting from the termination.

18.5.2 The Buyers will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and will, jointly and severally, be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyers will, jointly and severally, reimburse the Seller for all such costs within five (5) Working Days of receiving documentation of such costs from the Seller.

18.5.3 The Seller will notify the Buyers as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 and, at the Seller's request, the Buyers will remove such items from the Seller' facility within thirty (30) days of the date of such notice. The Buyers will have no claim against the Seller for damage or destruction of any item of BFE removed from the Aircraft and not removed from Seller's facility within such period.

18.5.4 The Buyers will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being deinstalled from the Aircraft, provided that the Seller will use reasonable care in such deinstallation.

18.5.5 The Buyers will grant title to the Seller for any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

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19    Indemnities and Insurance

19.1  Seller's Indemnities

      The Seller will, except in the case of gross negligence or willful misconduct of any Buyer, it's directors, officers, agents, or employees, be solely liable for and will indemnify and will hold the Buyers and their respective directors, officers, agents or employees, Affiliates and Suppliers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys' fees ("Losses"), arising from claims for

      (a) injuries to, or deaths of, the Seller's, Manufacturer's or any Associated Contractor's respective directors, officers, agents or employees, or loss or damage to property of the Seller, Manufacturer or any Associated Contractor or their respective employees or agents when such losses occur during or are incidental to (i) the exercise by any of the Buyers of its inspection rights under Clause 6, (ii) the Technical Acceptance Process described in Clause 8, (iii) the provision of Resident Customer Support pursuant to Clause 15 or (iv) the provision of training pursuant to Clause 16; and

      (b) injuries to or deaths of third parties, or loss of property of third parties, occurring during, or incidental to (i) the exercise by any Buyer of its inspection rights pursuant to Clause 6 or (ii) the Technical Acceptance Process described in Clause 8.

19.2  Buyers' Indemnities

      The Buyers will, jointly and severally, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and employees, be solely liable for and will indemnify and will hold the Seller, the Manufacturer, each of the Associated Contractors and their respective subcontractors, Affiliates and Suppliers of the Seller, the Seller's representatives, and the respective assignees, directors, officers, agents and employees of each of the foregoing, harmless against all Losses arising from:

      (a) injuries to or deaths of the directors, officers, agents or employees of any Buyer, or loss or damage to property of any Buyer or the employees or agents of any of them, when such losses occur during or are incidental to (i) the exercise by any Buyer of its inspection rights under Clause 6; (ii) the Technical Acceptance Process described in Clause 8, (iii) the provision of Field Assistance pursuant to Clause 15, or (iv) the provision of training pursuant to Clause 16; and

      (b) claims for injuries to or deaths of third parties, or loss of property of third parties, where such losses occur during or incidental to (i) the provision of Field Services under Clause 15 or
            (ii) arise out of the provision of training pursuant to Clause 16 and are not caused by a defect of the type specified in Clause
            12.1.1 that is not excluded under Clause 12.1.2.

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19.3  Notice and Defense of Claims

      (a) If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the "INDEMNITEE") for damages for which liability has been assumed by the other party under this Clause 19, (the "INDEMNITOR"), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request at the expense of the Indemnitor.

      (b) If the Indemnitor fails or refuses to assume the defense of any claim or lawsuit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or lawsuit as it deems prudent and will have a claim over against the Indemnitor for any judgments, settlements, costs or expenses, including reasonable attorneys' fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee's claim based on the reasonableness of any settlement.

19.4  Insurance

      [AS AGREED BY THE PARTIES]

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20    ASSIGNMENTS AND TRANSFERS

20.1  Assignments by Buyers

      Except as hereinafter provided, none of the Buyers may sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the Seller.

20.2  Assignments on Sale, Merger or Consolidation

      The Buyers will be entitled to assign their rights under this Agreement at any time due to a merger or consolidation, provided the Buyers first obtains the written consent of the Seller. The Seller will provide its consent if:

      (i) the surviving or acquiring entity is organized and existing under the laws of the United States;

      (ii) the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyers' obligations under this Agreement;

      (iii) at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

      (iv) there exists with respect to the surviving or acquiring entity no basis for a Termination Event within the meaning of Clause 21;

      (v) the surviving or acquiring entity holds an air carrier operating certificate issued by the FAA at the time, and immediately following the consummation, of such sale, merger or consolidation; and

      (vi) following the sale, merger or consolidation, the surviving or acquiring entity in a financial condition at least equal to that of the Buyers, collectively, at time of execution of this Agreement.

20.3  Designations by Seller

      The Seller may at any time by notice to the Buyers designate facilities or personnel of the Manufacturer, ANACS, any of the Associated Contractors or any Affiliate of the Manufacturer or any Affiliate of an Associated Contractor at which or by whom the services to be performed under this Agreement will be performed. The Seller may also designate the Manufacturer or any Affiliate of an Associated Contractor as the party responsible on behalf of the Seller for providing to the Buyers all or any of the Agreement. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

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20.4  Transfer of Rights and Obligations upon Reorganization

      If at any time until the date upon which all the obligations and liabilities of the Seller under this Agreement have been discharged, the legal structure, the membership or the business of the Seller is reorganized or the legal form of the Seller is changed and as a consequence thereof the Seller wishes the Buyers to accept the substitution of the Seller by another entity within the restructured Airbus group (or the Seller in its new legal form) ("NEWCO") as contemplated below, the Seller will promptly notify the Buyers of its wish.

      In such event, the Seller may request the Buyers to enter into a novation agreement and/or other agreement having the same effect whereby the Seller's rights and obligations under this Agreement are novated or transferred in favor of Newco. Upon receipt of such request, the Buyers will enter into a novation agreement and/or other appropriate agreement, provided that the Buyers' rights and obligations under this Agreement are not materially adversely affected by such novation and/or other agreement.

      Until any such novation agreement/other appropriate documentation has come into effect, this Agreement will remain in full force and effect, and each party will act diligently and in good faith to implement the novation agreement and/or other appropriate documentation as soon as practicable after Newco has come into existence.

      20.5 [AS AGREED BY THE PARTIES]

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21.   TERMINATION

21.1  Termination Events

      Each of the following will constitute a "TERMINATION EVENT

      [AS AGREED BY THE PARTIES]

21.2 If a Termination Event occurs, each of the Buyers will be in material breach of this Agreement, and the Seller will have the right to resort to any remedy under applicable law, and may, without limitation, by written notice to the Buyers, immediately:

      [AS AGREED BY THE PARTIES]

      (3) Liquidated damages will be payable by the Buyers promptly, and in any event within ten (10) days of the date of written notice and demand therefor from Seller, such demand to set forth in reasonable detail the calculation of such liquidated damages and will identify the Termination Event upon which the Seller is relying. The parties agree that the remedy of liquidated damages is not to be denied to the Seller due to the inability of Seller to deliver a notice and demand for payment thereof due to the operation of law following a bankruptcy or other Termination Event under Clauses 21.1.1(1) - (4). The parties further agree that in circumstances where a Termination Event has occurred and the Seller does not cancel this Agreement as to any or all Aircraft, but instead seeks to recover its actual damages resulting therefrom, the amount of actual damages payable by the Buyers will not exceed the amount of liquidated damages that could have been claimed by Seller pursuant to Clause 21.1.2(2) had the Seller elected to claim, as a result of such Termination Event, liquidated damages pursuant to Clause 21.2(2).

      (4) The parties to this Agreement are commercially sophisticated parties represented by competent counsel. The parties expressly agree and declare that damages for material breach of this Agreement by the Buyers resulting in a termination of this Agreement pursuant to Clause 21.1.2(1)(iv) as to any or all Aircraft have been liquidated at amounts which are reasonable in light of the anticipated or actual harm caused by any Buyer's breach, the difficulties of proof of loss and the nonfeasibility of otherwise obtaining an adequate remedy. It is understood and agreed by the parties that the amount of liquidated damages set forth herein is the total amount of monetary damages, no more and no less, to which the Seller will be entitled for and with respect to any Aircraft as recovery for material breach of this Agreement by any Buyer resulting in a Termination by the Seller of this Agreement as to such Aircraft.

21.3  For purposes of this Clause 21

(i) "Affected Aircraft" - means any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Clause 21.1.2(1)(iv),

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      (ii)  "Applicable Date" - for any Affected Aircraft means the date of the
            Termination Event that the Seller specifies in its notice and demand for payment of liquidated damages delivered under Clause 21.1(3), and

      (iii) "Escalated Price" - means the sum of (i) the Base Price of the Aircraft and (ii) the Base Price of SCNs and MSCNs entered into after the date of this Agreement, both as escalated to the Applicable Date in accordance with the provisions of Clause 4.

21.4. Promptly upon obtaining knowledge of the occurrence of a Termination Event by any Buyer, such Buyer will notify the Seller of such occurrence in writing, provided, that any failure by any Buyer to notify the Seller will not prejudice the Seller's rights or remedies hereunder.

21.5 If at any time prior to Scheduled Delivery Date of an Aircraft, the Seller has reasonable grounds for insecurity as to the ability of any Buyer to perform its obligation to take Delivery of such Aircraft, then the Seller will send the Buyers a written demand for adequate assurance of performance. If adequate assurance acceptable to the Seller is not received within thirty (30) days following the date of such written demand, then the Seller will have the right to either (a) exercise the remedies provided under Section 2-609 of the Uniform Commercial Code or
      (b) exercise any of its remedies under Clause 21.2.

21.6  Information Covenants

      Each of the Buyers hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyers will furnish or cause to be furnished to the Seller the following:

      (a) Annual Financial Statements. As soon as available and in any event no later than the date that the Buyers furnish such annual statements to the Securities and Exchange Commission or successor thereto (the "SEC") (i) a copy of the SEC Form 10-K filed by the Buyers, as a group, with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyers for such fiscal year, no later than the 90th day following the close of such fiscal year of the Buyers, the consolidated balance sheet of the Buyers and their Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders' equity (deficit) (in the case of the Buyers and their Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyers and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyers as a going concern, and
            (ii) a certificate of such accounting firm stating that its audit of the business of the Buyers was conducted in accordance with generally accepted auditing standards. In lieu of actual delivery of such Form 10-K, the Buyers may notify the Seller that such report has been filed with the SEC and is publicly available on EDGAR (or any successor online resource).

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      (b)   Quarterly Financial Statements. As soon as available and in any event no later than the date that the Buyers furnish such quarterly statements to the SEC, a copy of the SEC Form 10-Q filed by the Buyers, as a group, with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyers with respect to any such quarterly period, no later than the forty-fifth (45th) day following the close of such quarterly period, the consolidated balance sheet of the Buyers and their Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of each of the Buyers, subject to changes resulting from audit and normal year-end audit adjustments. In lieu of actual delivery of such Form 10-Q, the Buyers may notify the Seller that such report has been filed with the SEC and is publicly available on EDGAR (or any successor online resource).

      (c) Debt Rescheduling. (i) Promptly upon the commencement by any of the Buyers of negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that such Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

      (d) Acceleration of other indebtedness. Immediately upon knowledge by any Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of such Buyer or Affiliate thereof ("OTHER INDEBTEDNESS") has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on such Buyer's ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action such Buyer is taking with respect thereto.

      (e) Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by any Buyer or any of its Affiliates, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time. In lieu of actual delivery of any such filing or registration, the Buyers may notify the Seller that the same has been filed with the SEC and is publicly available on EDGAR (or any successor online resource).

      For the purposes of this Subclause 21.2, (x) an "AUTHORIZED OFFICER" of any Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above thereof who reports directly or indirectly to the Chief Financial Officer and (y) "SUBSIDIARIES"
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will mean, as of any date of determination, those companies owned by any Buyer whose financial results the Buyers are required to include in their statements of consolidated operations and consolidated balance sheets.

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22    MISCELLANEOUS PROVISIONS

22.1  Data Retrieval

      On the Seller's reasonable request, each Buyer will provide the Seller with all the necessary data, as customarily compiled by it and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2  Notices

      All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile the date on which it is given, will be deemed to be the effective date of such notice or request.

      The Seller will be addressed at:

            2, rond-point Maurice Bellonte
            31700 Blagnac France
            Attention:  Director - Contracts

            Telephone: 33 05 61 30 40 12
            Telecopy:   33 05 61 30 40 11

      Each of the Buyers will be addressed, in the case of any item to be delivered other than via courier or personal service or delivery, at:

            4000 East Sky Harbor Blvd.
            Phoenix, AZ  85034

            Attention: Senior Vice President and Chief Financial Officer

            Telephone: (480) 693-5710
            Fax:  (480) 693-2899

      And, in the case of any item to be delivered via courier or personal service or delivery,

            111 Rio Salado
            Tempe, AZ 85281
            Attention: Senior Vice President and Chief Financial Officer

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      From time to time, the party receiving the notice or request may designate another address or another person.

22.3  Waiver

      The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4  INTERPRETATION AND LAW

      THIS AGREEMENT WILL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

      [AS AGREED BY THE PARTIES]

      Each party (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York in New York County and, to the extent permitted by applicable law, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the above-named courts by reason of sovereign immunity or otherwise or that it or its property is exempt or immune from jurisdiction of such court or from legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or judgment, execution of judgment or otherwise) and to the extent permitted by applicable law, that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

22.4.1 Service of process in any suit, action or proceeding in respect of any matter as to which a Buyer has submitted to jurisdiction under Clause 22.4 may be made on such Buyer by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar

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      international air courier, service prepaid to, CT Corporation, 111 Hudson
      St., New York, NY (or such other office in the City of New York as such agent will then be occupying), as agent for each of the Buyers, it being agreed that service upon CT Corporation will constitute valid service upon such Buyer or by any other method authorized by the laws of the State of New York.

22.5  Waiver of Jury Trial

      EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.6  No Representations outside of this Agreement.

      The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein will be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.7  Confidentiality

      [AS AGREED BY THE PARTIES]

22.8  Severability

      If any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.9  Alterations to Contract

      This Agreement, including its Exhibits and Appendices, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written [AS AGREED BY THE PARTIES] This Agreement will not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

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22.10 Inconsistencies

      [AS AGREED BY THE PARTIES]

22.11 Language

      All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.12 Headings

      All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.13 Counterparts

         This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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23.   CERTAIN REPRESENTATIONS OF THE PARTIES

23.1. Buyers' Representations

      Each of the Buyers represents and warrants to the Seller:

      (i) it is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

      (ii) neither the execution and delivery by it of this Agreement, nor the consummation of any of the transactions by it contemplated hereby, nor the performance by it of the obligations hereunder, constitutes a breach of any agreement to which it is a party or by which its assets are bound;

      (iii) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

23.2  Seller's Representations

      The Seller represents and warrants to each of the Buyers:

      (i) the Seller is a societe a responsabilite limitee organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under this Agreement;

      (ii) neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated hereby, nor the performance by the Seller of the obligations hereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound;

      (iii) this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

AVSA, S.A.R.L.

By: __________________________

Title: _______________________

US AIRWAYS, INC.

By: __________________________

Title: _______________________

AMERICA WEST AIRLINES, INC.

By: __________________________

Title: _______________________

US AIRWAYS GROUP, INC.

By: __________________________

Title: _______________________

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